                                                                     EXHIBIT 4.1


                          BANK OF AMERICA CORPORATION,

                                    as Issuer


                                       AND


                              THE BANK OF NEW YORK,

                                   as Trustee



                                -----------------

                         AMENDED AND RESTATED INDENTURE


                            DATED AS OF July 1, 2001


                                -----------------


                             SENIOR DEBT SECURITIES



                                 ---------------

                              CROSS-REFERENCE SHEET
                                     BETWEEN
Provisions of Sections 310 through 318 (a) of the Trust Indenture Act of 1939, as amended, and the within Indenture between Bank of America Corporation and The Bank of New York, as Trustee:


                                                           SECTION OF
SECTION OF ACT                                             INDENTURE

310 (a) (1) and (2) .......................................7.09
310 (a) (3) and (4) .......................................Not applicable
310 (a) (5) ...............................................7.09
310 (b) ...................................................7.08 and 7.10
310 (c) ...................................................Not applicable
311 (a) and (b)............................................7.13
311 (c)....................................................Not applicable
312 (a)....................................................5.01 and 5.02 (a)
312 (b) and (c)............................................5.02 (b) and (c)
313 (a) ...................................................5.04 (a)
313 (b) (1)................................................Not applicable
313 (b) (2)................................................5.04 (b)
313 (c) ...................................................5.04 (c)
313 (d)....................................................5.04 (d)
314 (a)....................................................5.03
314 (b) ...................................................Not applicable
314 (c) (1) and (2)........................................12.05
314 (c) (3)................................................Not applicable
314 (d)....................................................Not applicable
314 (e)....................................................14.04
314 (f)....................................................Not applicable
315 (a), (c) and (d).......................................7.01
315 (b)....................................................7.14 and 5.04
315 (e)....................................................6.14
316 (a)....................................................8.04
316 (a) (1)................................................6.12 and 6.13
316 (a) (2)................................................Omitted
316 (b) ...................................................6.08
316 (c)....................................................8.06
317 (a)....................................................6.03 and 6.04
317 (b)....................................................4.03 (a)
318 (a)....................................................14.06

-------------------------------

*This Cross-Reference Sheet is not part of the Indenture.

                                TABLE OF CONTENTS


                                  ARTICLE ONE.
                                   DEFINITIONS

SECTION 1.01.       Definitions...................................................................................1
        Additional Amounts........................................................................................2
        Authorized Officer........................................................................................2
        Board of Directors........................................................................................2
        Board Resolution..........................................................................................2
        Book-Entry Note...........................................................................................2
        Business Day..............................................................................................2
        Capital Stock.............................................................................................2
        Company...................................................................................................3
        Company Order.............................................................................................3
        Corporate Trust Office....................................................................................3
        CUSIP number..............................................................................................3
        Depositary................................................................................................3
        Global Note...............................................................................................3
        Indenture.................................................................................................3
        Interest Payment Date.....................................................................................4
        Issue Date................................................................................................4
        Maturity Date.............................................................................................4
        Notes.....................................................................................................4
        Officers' Certificate.....................................................................................4
        Outstanding...............................................................................................4
        Paying Agent..............................................................................................5
        Person....................................................................................................5
        Place of Payment..........................................................................................5
        Principal Subsidiary Bank.................................................................................5
        Redemption Date...........................................................................................5
        Regular Record Date.......................................................................................5
        Responsible Officer.......................................................................................6
        Settlement Date...........................................................................................6
        Subsidiary Bank...........................................................................................6
        Survivor's Option.........................................................................................6
        Tranche...................................................................................................6
        United States Alien.......................................................................................6
        Vice President............................................................................................6
SECTION 1.02.       Notice to Noteholders.........................................................................6

                                  ARTICLE TWO.
                     EXECUTION, ISSUE AND EXCHANGE OF NOTES

SECTION 2.01.       Amount Unlimited; Issuable in Series; Designation of Series...................................7
SECTION 2.02.       Form of Notes.................................................................................9
SECTION 2.03.       Denominations; Record Date....................................................................9
SECTION 2.04.       Execution and Delivery of Notes..............................................................10
SECTION 2.05.       Appointment of Authenticating Agent; Form of Certificate of Authentication...................10
SECTION 2.06.       Authentication and Delivery of Notes.........................................................12
SECTION 2.07.       Exchange and Registration of Transfer of Notes...............................................13
SECTION 2.08.       Mutilated, Defaced, Destroyed, Lost or Stolen Notes..........................................15
SECTION 2.09.       Cancellation.................................................................................15
SECTION 2.10.       Book-Entry Only System.......................................................................15

                                 ARTICLE THREE.
                     REDEMPTION OF NOTES; SURVIVOR'S OPTION

SECTION 3.01.       Redemption of Notes; Applicability of Section................................................16
SECTION 3.02.       Notice of Redemption; Selection of Notes.....................................................16
SECTION 3.03.       Payment of Notes Called For Redemption.......................................................17
SECTION 3.04.       Redemption Suspended During Event of Default.................................................17
SECTION 3.05        Survivor's Option............................................................................18
SECTION 3.06        Repayment Option.............................................................................19

                                  ARTICLE FOUR.
                            PAYMENT AND PAYING AGENTS

SECTION 4.01.       Payment of Principal, Premium and Interest...................................................20
SECTION 4.02.       Paying Agents................................................................................22
SECTION 4.03.       Provisions As To Paying Agents...............................................................22
SECTION 4.04.       Offices for Notices, Etc.....................................................................23
SECTION 4.05.       Determination of Additional Amounts..........................................................24
SECTION 4.06.       Limitation on Sale or Issuance of Capital Stock of a Principal Subsidiary Bank...............24

                                  ARTICLE FIVE.
           NOTEHOLDER LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

SECTION 5.01.       Noteholder Lists.............................................................................26
SECTION 5.02.       Preservation and Disclosure of Lists.........................................................26
SECTION 5.03.       Reports by the Company.......................................................................27
SECTION 5.04.       Reports By The Trustee.......................................................................28

                                  ARTICLE SIX.
                                    REMEDIES

SECTION 6.01.       Events of Default; Acceleration of Maturity..................................................29
SECTION 6.02.       Rescission and Annulment.....................................................................31
SECTION 6.03.       Collection of Indebtedness and Suits for Enforcement by Trustee..............................31
SECTION 6.04.       Trustee May File Proofs of Claim.............................................................32
SECTION 6.05.       Trustee May Enforce Claims Without Possession of Notes.......................................33
SECTION 6.06.       Application of Money Collected...............................................................33
SECTION 6.07.       Limitation on Suits..........................................................................33
SECTION 6.08.       Unconditional Right of Noteholders to Receive Principal, Premium and Interest................34
SECTION 6.09.       Restoration of Rights and Remedies...........................................................34
SECTION 6.10.       Rights and Remedies Cumulative...............................................................34
SECTION 6.11.       Delay or Omission Not Waiver.................................................................34
SECTION 6.12.       Control by Noteholders.......................................................................34
SECTION 6.13.       Waiver of Past Defaults......................................................................35
SECTION 6.14.       Undertaking for Costs........................................................................35
SECTION 6.15.       Waiver of Stay or Extension Laws.............................................................36

                                 ARTICLE SEVEN.
                             CONCERNING THE TRUSTEE

SECTION 7.01.       Duties And Responsibilities of Trustee.......................................................36
SECTION 7.02.       Reliance on Documents, Opinions, Etc.........................................................37
SECTION 7.03.       No Responsibility for Recitals, Etc..........................................................38
SECTION 7.04.       Ownership of Notes...........................................................................38
SECTION 7.05.       Moneys To Be Held in Trust...................................................................38
SECTION 7.06.       Compensation and Expenses of Trustee.........................................................38

SECTION 7.07.       Officers' Certificate as Evidence............................................................39
SECTION 7.08.       Conflicting Interest of Trustee..............................................................39
SECTION 7.09.       Eligibility of Trustee.......................................................................45
SECTION 7.10.       Resignation or Removal of Trustee............................................................45
SECTION 7.11.       Acceptance by Successor Trustee..............................................................46
SECTION 7.12.       Successor By Merger, Etc.....................................................................47
SECTION 7.13.       Limitations on Rights of Trustee as Creditor.................................................48
SECTION 7.14.       Notice of Default............................................................................51

                                 ARTICLE EIGHT.
                           CONCERNING THE NOTEHOLDERS

SECTION 8.01.       Action by Noteholders........................................................................51
SECTION 8.02.       Proof of Execution By Noteholders............................................................52
SECTION 8.03.       Who Are Deemed Absolute Owners...............................................................52
SECTION 8.04.       Company-Owned Notes Disregarded..............................................................52
SECTION 8.05.       Revocation of Consents; Future Noteholders Bound.............................................53
SECTION 8.06.       Record Date..................................................................................53

                                  ARTICLE NINE.
                              NOTEHOLDERS' MEETINGS

SECTION 9.01.       Purposes of Meetings.........................................................................53
SECTION 9.02.       Call of Meetings By Trustee..................................................................54
SECTION 9.03.       Call of Meetings by Company or Noteholders...................................................54
SECTION 9.04.       Qualification For Voting.....................................................................54
SECTION 9.05.       Regulations..................................................................................54
SECTION 9.06.       Voting.......................................................................................55

                                  ARTICLE TEN.
                             SUPPLEMENTAL INDENTURES

SECTION 10.01.      Supplemental Indentures Without Consent of Noteholders.......................................55
SECTION 10.02.      Supplemental Indentures With Consent of Noteholders..........................................57
SECTION 10.03.      Compliance With Trust Indenture Act; Effect of Supplemental Indentures.......................58
SECTION 10.04.      Notation on Notes............................................................................58

                                 ARTICLE ELEVEN.
                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

SECTION 11.01.      Company May Consolidate, Etc., on Certain Terms..............................................58
SECTION 11.02.      Successor Corporation to be Substituted for Company..........................................58
SECTION 11.03.      Opinion of Counsel to be Given Trustee.......................................................59

                                 ARTICLE TWELVE.
            SATISFACTION AND DISCHARGE OF INDENTURE, UNCLAIMED MONEYS

SECTION 12.01.      Discharge of Indenture.......................................................................59
SECTION 12.02.      Deposited Moneys To Be Held In Trust By Trustee..............................................60
SECTION 12.03.      Paying Agent to Repay Moneys Held............................................................60
SECTION 12.04.      Return of Unclaimed Moneys...................................................................60
SECTION 12.05.      Satisfaction, Discharge and Defeasance of Notes of Any Series................................60

                                ARTICLE THIRTEEN.
         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

SECTION 13.01.      Indenture and Notes Solely Corporate Obligations.............................................61

                                ARTICLE FOURTEEN.
                            MISCELLANEOUS PROVISIONS

SECTION 14.01.      Benefits of Indenture Restricted to Parties and Holders......................................62
SECTION 14.02.      Provisions Binding on Company's Successors...................................................62
SECTION 14.03.      Addresses for Notices, Etc...................................................................62
SECTION 14.04.      Evidence of Compliance With Conditions Precedent.............................................62
SECTION 14.05.      Legal Holidays...............................................................................63
SECTION 14.06.      Trust Indenture Act to Control...............................................................63
SECTION 14.07.      Execution in Counterparts....................................................................63
SECTION 14.08.      New York Contract............................................................................63
SECTION 14.09.      Severability of Provisions...................................................................63

         THIS AMENDED AND RESTATED INDENTURE dated as of July 1, 2001, between BANK OF AMERICA CORPORATION, a corporation duly organized and existing under the laws of the state of Delaware (the "Company"), and THE BANK OF NEW YORK, a New York banking corporation, as trustee hereunder (the "Trustee," which term shall include any successor trustee appointed pursuant to Article Seven).

                                   WITNESSETH:

         WHEREAS, the Company deems it necessary to issue from time to time for its lawful purposes its senior unsecured debt securities, including notes and other evidence of indebtedness (the "Notes"), and has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Notes in one or more series in an unlimited principal amount, to bear such rates of interest, to mature at such time or times and to have such other provisions as shall be fixed as hereinafter provided; and

         WHEREAS, in connection with the issuance of the Notes, the Company and the Trustee entered into that certain Indenture dated as of October 2, 2000 (the "Original Indenture"); and

         WHEREAS, the Original Indenture was subsequently amended and restated by that certain Restated Indenture dated as of January 1, 2001 (the "Restated Indenture"); and

         WHEREAS, pursuant to Section 10.01 of the Restated Indenture, the Company and the Trustee are entitled to make certain changes and additions thereto from time to time; and

         WHEREAS, the Company and the Trustee now desire to make certain changes and additions to the Restated Indenture; and

         WHEREAS, the Company has duly authorized the execution of this Indenture and the issuance and sale of its Notes; and

         WHEREAS, all acts and things necessary to constitute this Indenture a valid agreement of the Company according to its terms, have been done and performed;

         NOW, THEREFORE:

         In order to declare the terms and conditions upon which the Notes are authenticated, issued and received, and in consideration of the premises, of the purchase and acceptance of the Notes by the holders thereof, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of the Notes, as follows:

                                  ARTICLE ONE.
                                  DEFINITIONS.

         SECTION 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended, (the "Trust Indenture Act") or which are by reference therein defined in the Securities Act of 1933, as amended, the ("Securities Act") shall have the meanings (except as herein otherwise expressly provided or unless the context otherwise clearly requires) assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of this Indenture as originally executed. All accounting terms used herein and not expressly defined shall have the meaning assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

Additional Amounts:

         The term "Additional Amounts" shall mean any additional amounts to be paid by the Company in respect of Notes of a series, as may be specified pursuant to Section 4.05 and in such Notes and under the circumstances specified therein, in respect of certain specified taxes, assessments or other governmental charges imposed on certain holders who are United States Aliens, which may be owing to such holders as set forth in Section 4.05.

Authorized Officer:

         The term "Authorized Officer" shall mean the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, any Vice President, General Counsel, Deputy or Associate General Counsel or Treasurer of the Company.

Board of Directors:

         The term "Board of Directors" or "Board" shall mean the Board of Directors of the Company or any duly authorized committee of such Board.

Board Resolution:

         The term "Board Resolution" shall mean a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors or by a committee acting under the authority of, or appointment by, the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

Book-Entry Note:

         The term "Book-Entry Note" shall have the meaning given such term in
Section 2.03.

Business Day:

         The term "Business Day" shall mean, with respect to any Note, unless such Note shall say otherwise, any weekday that is (1) not a legal holiday in New York, New York or Charlotte, North Carolina and (2) not a day on which banking institutions in those cities are authorized or required by law or regulation to be closed.

Capital Stock:

         The term "Capital Stock" shall mean, as to shares of a particular corporation, outstanding shares of stock of any class, whether now or hereafter authorized, irrespective of whether such class shall be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of such corporation.

Company:

         The term "Company" shall mean Bank of America Corporation until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

Company Order:

         The term "Company Order" shall mean a written request, order or consent signed in the name of the Company by any Authorized Officer and delivered to the Trustee.

Corporate Trust Office:

         The term "Corporate Trust Office" shall mean the principal corporate trust office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at The Bank of New York 101 Barclay Street, 21 West, New York, New York 10286.

CUSIP number:

         The term "CUSIP number" shall mean the identification numbers obtained by the Company from the CUSIP Service Bureau of Standard & Poor's Corporation for assignment to the Notes.

Depositary:

         The term "Depositary" shall mean, with respect to the Notes of any series issuable or issued in whole or in part in the form of one or more Global Notes, the entity designated as Depositary by the Company pursuant to Section
2.01 until a successor Depositary shall have become such, and thereafter "Depositary" shall mean or include each entity who is then a Depositary hereunder.

Event of Default:

         The term "Event of Default" shall mean any event specified as such in
Section 6.01.

Global Note:

         The term "Global Note" shall mean those Notes executed by the Company, authenticated and delivered to the Depositary, or a custodian at the Depositary's instruction, to be held and administered by or on behalf of, the Depositary for the benefit of purchasers of Notes. The Global Notes shall be registered in the name of the Depositary or its nominee.

Indenture:

         The term "Indenture" shall mean this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

Interest Payment Date:

         The term "Interest Payment Date," when used with respect to any Note, shall mean the stated maturity of an installment of interest on such Note.

Issue Date:

         The term "Issue Date" shall mean, with respect to Notes of any Tranche the date such Notes are authenticated pursuant to Section 2.06.

Maturity Date:

         The term "Maturity Date," when used with respect to any Note, shall mean the stated maturity of such Note.

Notes:

         The term "Note" or "Notes" shall mean the Bank of America Senior InterNotesSM, as well as any other debt securities of the Company which may be issued, authenticated and delivered under this Indenture.

Note Register and Note Registrar:

         The terms "Note Register" and "Note Registrar" shall have the meanings set forth in Section 2.07 hereof.

Officers' Certificate:

         The term "Officers' Certificate" shall mean a certificate signed by any Authorized Officer and delivered to the Trustee.

Opinion of Counsel:

         The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company.

Outstanding:

         The term "Outstanding," when used with reference to Notes, shall, subject to the provisions of Section 7.08 and Section 8.04, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except

                  (a) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Notes, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent), provided, that if such Notes are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article Three provided, or provision satisfactory to the Trustee shall have been made for giving such notice;

                  (c) Notes that have been defeased pursuant to Section 12.05 hereof; and

                  (d) Notes paid or in lieu of and in substitution for which other Notes shall have been authenticated and delivered pursuant to the terms of Article Two, unless proof satisfactory to the Trustee is presented that any such Notes are held by bona fide holders in due course.

Paying Agent:

         The term "Paying Agent" shall mean, initially, The Bank of New York for the Notes as set forth in Section 4.02, and subsequently, any other paying agent appointed by the Company from time to time in respect of the Notes.

Person:

         The term "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Place of Payment:

         The term "Place of Payment," when used with respect to Notes of any series, shall mean the place or places where the principal of (and premium, if any) and interest, if any, on the Notes are payable.

Principal Subsidiary Bank:

         The term "Principal Subsidiary Bank" shall mean any Subsidiary Bank the total assets of which as set forth in the most recent statement of condition of such Subsidiary Bank equal more than 10% of the total consolidated assets of the Company and its subsidiaries as determined from the most recent consolidated balance sheet of the Company and its subsidiaries. In no event nor at any time shall Bank of America, N.A. (USA) or any other Subsidiary Bank whose principal line of business is the issuance of credit cards be treated as a Principal Subsidiary Bank for purposes of this Indenture.

Redemption Date:

         The term "Redemption Date" shall have the meaning given such term in
Section 3.02.

Regular Record Date:

         The term "Regular Record Date" for the interest payable on any Interest Payment Date on the Notes of any series shall mean the date specified for that purpose as contemplated by Sections 2.01, 2.03 and 4.01.

Responsible Officer:

         The term "Responsible Officer" when used with respect to the Trustee shall mean any officer within the Corporate Trust Office including any Vice President, Managing Director, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

Settlement Date:

         The term "Settlement Date" shall mean the date of delivery of a Note against receipt of immediately available funds by the Company in payment for such Note.

Subsidiary Bank:

         The term "Subsidiary Bank" shall mean any subsidiary of the Company which is a bank or trust company organized and doing business under any State or Federal law.

Survivor's Option:

         The term "Survivor's Option" shall mean, where applicable, the right of the personal representative of a beneficial owner of a Note to require the Company to repay or repurchase that Note prior to its Maturity Date upon the death of the beneficial owner of the Note.

Tranche:

         The term "Tranche" shall have the meaning given such term in Section 2.06.

United States Alien:

         The term "United States Alien" shall mean any person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership to the extent that one or more of its members is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

Vice President:

         The term "Vice President" when used with respect to the Company or the Trustee shall mean any vice president, whether or not designated by a number or word or words added before or after the title "Vice President," including any Executive or Senior Vice President

         SECTION 1.02. Notice to Noteholders. Except as otherwise expressly provided herein, where this Indenture provides for notice to holders of Notes of any event, such notice shall be sufficiently given if in writing and mailed, first class, postage prepaid, to each holder at such holder's address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date prescribed for such notice.

         Neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular holder of a Note shall affect the sufficiency of such notice with respect to other holders of Notes.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by holders of Notes shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                                  ARTICLE TWO.
                     EXECUTION, ISSUE AND EXCHANGE OF NOTES

         SECTION 2.01. Amount Unlimited; Issuable in Series; Designation of Series. Upon the execution of this Indenture, or from time to time thereafter, Notes up to the aggregate principal amount and containing terms and conditions from time to time authorized by or pursuant to a Board Resolution, or in an indenture supplemental hereto (a "Supplemental Indenture"), may be executed and delivered by the Company. Notes will be delivered to the Trustee for authentication, after execution by the Company, and the Trustee shall thereupon authenticate and deliver said Notes to or upon a Company Order without any further action by the Company. The Trustee shall have the right to decline to authorize and deliver any Notes under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by a committee of Responsible Officers determines that such action would expose the Trustee to personal liability to existing holders of Notes.

         The Notes may be issued in one or more series. The aggregate principal amount of Notes of all series which may be authenticated and delivered and outstanding under this Indenture is not limited. The Notes of a particular series may be issued up to the aggregate principal amount of Notes for such series from time to time authorized by or pursuant to a Board Resolution or Supplemental Indenture. Any limitations on the amount of Notes of a series may be periodically increased by Board Resolution or Supplemental Indenture.

         There shall be established in or pursuant to a Board Resolution or Supplemental Indenture, and set forth in an Officers' Certificate, prior to the initial issuance of Notes of any series:

         (1) the designation of the Note of the series (which shall distinguish the Notes of the series from all other series of Notes);

         (2) the aggregate principal amount of the Notes of the series which may be then authenticated and delivered under this Indenture (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of the series pursuant to Section 2.07, 2.08,
3.01 or 10.04), which amount may be "reopened" and increased;

         (3) the date or dates on which the principal of the Notes of the series is payable;

         (4) the rates at which Notes of the series shall bear interest, if any, the date from which such interest shall accrue, the Interest Payment Dates and the Regular Record Date;

         (5) the place or places (in addition to such place or places specified in this Indenture) where the principal of (and premium, if any) and interest, if any, on Notes of the series shall be payable;

         (6) the right, if any, of the Company to redeem Notes, in whole or in part, at its option and the period or periods within which, the price or prices at which, and the terms and conditions upon which, Notes of the series may be redeemed pursuant to any sinking fund or otherwise;

         (7) the obligation, if any, of the Company to redeem, purchase or repay Notes of the series pursuant to any mandatory redemption sinking fund or analogous provisions or at the option of a holder thereof (including the Survivor's Option and the terms and conditions thereof) and the period or periods within which, the price or prices at which, and the terms and conditions upon which, Notes of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

         (8) the denominations in which Notes of the series shall be issuable, if other than $1,000 and integral multiples of $1,000;

         (9) any portion of the principal amount of Notes of the series which shall be payable upon declaration of acceleration of the maturity thereof or which the Trustee shall be entitled to claim pursuant to Section 6.01;

         (10) whether any Notes of the series shall be issued in any form other than book-entry only and the details of such issuance and the provisions relating to the transfer of such Notes;

         (11) if any Notes of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Note of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

         (12) the provisions, if any, for the defeasance of any Notes of the series;

         (13) the currency, currencies or currency units in which payment of the principal of (and premium, if any) and any interest on any Notes of the series shall be payable if other than the currency of the United States of America;

         (14) if the Company has agreed to pay Additional Amounts, the circumstances under which those Additional Amounts will be paid and whether the Company has the option to redeem such Notes rather than pay such Additional Amounts;

         (15) any trustees, depositories, authenticating or paying agents, registrars or any other agents with respect to the Notes of such series; and

         (16) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

         All Notes of any one series shall be substantially identical except (i) as to denomination, interest rate, maturity and other similar terms, and (ii) as may otherwise be provided in or pursuant to such Board Resolution or Supplemental Indenture and set forth in an Officers' Certificate.

         If any of the terms of the Notes are established by action taken pursuant to a Board Resolution or Company Order, a copy of an appropriate record of such action shall be certified by the Secretary or any Assistant Secretary of the Company and delivered to the Trustee at the same time as or prior to the delivery of the Officers' Certificate setting forth the terms of those Notes.

         SECTION 2.02. Form of Notes. The Notes of each series shall be substantially in the forms approved from time to time by or pursuant to a Board Resolution, Supplemental Indenture or an Officers' Certificate. Such forms may have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Notes may be listed, or to conform to usage.

         Notes of any one series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to the Board Resolution, Supplemental Indenture or Officers' Certificate, and the authorized principal amount of any series may be increased to provide for issuances of additional Notes of such series. If so provided by or pursuant to the Board Resolution, Supplemental Indenture or Officers' Certificate, the terms of such Notes to be issued from time to time may be determined as set forth in such Board Resolution, Supplemental Indenture or Officers' Certificate, as the case may be. All Notes of any one series shall be substantially identical except as to denomination, interest rate, maturity and other similar terms and except as may otherwise be provided by or pursuant to the related Board Resolution, Supplemental Indenture or Officers' Certificate.

         The Notes may be typed, printed, lithographed or engraved on steel engraved borders or produced or reproduced in any other manner (including copies of manually signed originals), all as determined by the officers of the Company executing such Notes as evidenced by their execution of such Notes by manual or facsimile signature.

         SECTION 2.03. Denominations; Record Date. Unless otherwise determined by or pursuant to a Board Resolution or Supplemental Indenture, the Notes of each series shall be issuable in book-entry-only form ("Book-Entry Notes") without coupons in denominations of $1,000 or more (and any amount in excess thereof that is an integral multiple of $1,000).

         The person in whose name any Note is registered at the close of business on the Regular Record Date with respect to an Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date notwithstanding the cancellation of such Note upon any transfer or exchange thereof subsequent to such Regular Record Date and prior to such Interest Payment Date; provided, however, that if and to the extent the Company shall default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the persons in whose names outstanding Notes are registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of Notes of the series in default not less than 15 days preceding such subsequent record date, such record date to be not less than five days preceding the date of payment of such defaulted interest.

         SECTION 2.04. Execution and Delivery of Notes. The Notes shall be signed on behalf of the Company by its Chairman of the Board, President, Chief Executive Officer or any Vice President. Such signatures may be the manual or facsimile signatures of the present or any future such officers.

         Only such Notes as shall bear thereon a certificate of authentication substantially in the form described in Section 2.05, executed by the Trustee by manual signature of one of its responsible officers if a Global Note, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate upon any Note shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

         In case any officer of the Company who shall have signed any of the Notes shall cease to be such officer before the Note so signed shall be authenticated and delivered by the Trustee or the Company or disposed of by the Company, such Note nevertheless may be authenticated and delivered or disposed of as though the person who signed such Note had not ceased to be such officer of the Company; and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such officer.

         Within five days after the execution and delivery of this Indenture, the Company shall deliver to the Trustee an Officers' Certificate as to the incumbency and specimen signatures of officers authorized to execute Notes and to give Company Orders under this Indenture and, as long as Notes are outstanding under this Indenture, shall deliver a similar Officers' Certificate each year on the anniversary of the date of the first such Officers' Certificate. The Trustee may conclusively rely on such certificate and the documents delivered with authorized signatures (unless revoked by superseding comparable documents) as to the authorization of the Board of Directors of any Notes delivered hereunder, and the form, terms and conditions thereof, and as to the authority of the instructing officers referred to in this Section so to act.

         SECTION 2.05. Appointment of Authenticating Agent; Form of Certificate of Authentication. The certificate of authentication as to Notes shall be in the following form:

                     [FORM OF CERTIFICATE OF AUTHENTICATION]

         This is one of the Notes described in the within-mentioned Indenture.

                           The Bank of New York, as Trustee


                           By:
                              ------------------------------------------------
                                    Authorized Signatory

         The Trustee may appoint an authenticating agent or agents (which may be an affiliate or affiliates the Company) with respect to one or more series of Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes of such series issued upon original issue or upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 2.08, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State or Territory thereof or of the District of Columbia, which (a) is authorized under such laws to exercise corporate trust powers or to otherwise act as authenticating agent, (b) is subject to supervision or examination by Federal, State, Territorial or District of Columbia authority, and (c) shall have at all times a combined capital and surplus of not less than $5,000,000. If such authenticating agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such authenticating agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an authenticating agent shall cease to be eligible in accordance with the provisions of this Section, such authenticating agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such authenticating agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such authenticating agent, shall continue to be an authenticating agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

         An authenticating agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an authenticating agent by giving written notice thereof to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such authenticating agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor authenticating agent which shall be acceptable to the Company and shall promptly give notice of such appointment to all holders of Notes in the manner and to the extent provided in Section 1.02. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section.

         The Trustee agrees to pay to each authenticating agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 7.06.

         If an appointment with respect to one or more series is made pursuant to this Section, the Notes of such series may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:


               [ALTERNATIVE FORM OF CERTIFICATE OF AUTHENTICATION]

         This is one of the Notes described in the within-mentioned Indenture.

                  THE BANK OF NEW YORK, as Trustee


                  By: _________________________
                       as Authenticating Agent


                  By: _________________________
                       Authorized Signatory


         If all of the Notes of a series are not originally issued at one time, and the Trustee does not have an office capable of authenticating Notes upon original issuance located in a Place of Payment where the Company wishes to have Notes of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing, shall appoint in accordance with this Section an authenticating agent (which, if so requested by the Company, shall be such affiliate of the Company) having an office in a Place of Payment designated by the Company with respect to such series of Notes, provided that the terms and conditions of such appointment are acceptable to the Trustee.

         SECTION 2.06. Authentication and Delivery of Notes. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication by the Trustee together with a Company Order for the authentication and delivery of such Notes, and the Trustee shall authenticate and deliver such Notes in accordance with such Company Order. A Company Order may specify that instructions to the Trustee as to the authentication and delivery of Notes may be given on behalf of the Company by any person designated in such Company Order, and the Trustee may conclusively rely on any such instructions as if given by the Company until such Company Order is expressly revoked by a subsequent Company Order.

         Notes of the same series which have the same terms, including the same Settlement Date, Maturity Date, Interest Rate, Interest Payment Dates and Redemption Date, if any (all such Notes being collectively referred to herein as a "Tranche"), may be represented by a single global note, without interest coupons.

         SECTION 2.07. Exchange and Registration of Transfer of Notes.

                  (a) The Company shall keep, at an office or agency to be designated and maintained by the Company in accordance with Section
         4.04 (as such, a "Note Registrar"), registry books (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall register Notes and shall register the transfer of Notes of each such series as provided in this Article Two. Such Note Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times such Note Register shall be open for inspection by the Trustee. Upon due presentment for registration of transfer of any Notes of a particular series at such office or agency maintained pursuant to Section 4.04 for such purpose in a Place of Payment, the Company shall execute and register and the Trustee shall authenticate and make available for delivery in the name of the transferee or transferees a new Note or Notes of such series of any authorized denominations and for an equal aggregate principal amount and tenor.

                  (b) Notwithstanding any other provisions of this Section, unless and until it is exchanged in whole or in part for individual certificated Notes represented thereby, in definitive form, a Global Note may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

                  If at any time the Depositary for Notes of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Book-Entry Notes of such series or if at any time the Depositary for the Book-Entry Notes of such series shall no longer be eligible under Section 2.06, the Company shall appoint a successor Depositary with respect to the Notes of such series. If a successor Depositary for the Notes is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, authenticate and deliver, Notes of such series in definitive form in an aggregate principal amount and like terms and tenor equal to the principal amount of the Book-Entry Note or Notes in global form representing such series in exchange for such Book-Entry Note or Notes in global form.

                  The Company may at any time and in its sole discretion determine that individual Book-Entry Notes of any series shall no longer be represented by a Global Note. In such event the Company will execute, authenticate and deliver individual certificated Notes of such series in definitive form in authorized denominations and in an aggregate principal amount equal to the principal amount of the Global Note representing such series in exchange for such Global Note.

                  If directed by the Company with respect to a series of Book-Entry Notes, the Depositary for such series of Notes may surrender the Global Note for such series of Notes in exchange in whole or in part for individual Notes of such series in definitive form and of like terms and tenor on such terms as are acceptable to the Company, the Trustee and such Depositary. Thereupon, the Company shall execute, authenticate and deliver, without service charge:

                           (1) to the Depositary or to each person specified by
                  such Depositary a new individual Note or Notes of the same series and of the same tenor, of authorized denominations, in aggregate principal amount equal to and in exchange for such person's beneficial interest in the Global Note; and

                           (2) to such Depositary a new Global Note in a
                  denomination equal to the difference, if any, between the principal amount of the surrendered Global Note and the aggregate principal amount of the individual Notes delivered to holders thereof.

                  Upon the exchange of a Global Note for Notes in definitive form, such Global Note shall be cancelled by the Trustee. Certificated Notes issued in exchange for a Global Note pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Company shall deliver such certificated Notes to the persons in whose names such Notes are so registered or to the Depositary.

                  Whenever any certificated Notes are surrendered for exchange, the Company shall execute, authenticate and deliver the Notes which the holder making the exchange is entitled to receive. All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  The Company shall not be required (i) to issue, register the transfer of or exchange any Notes of any series during a period beginning at the opening of business 15 days before the day of the selection for redemption of Notes of that series under Section 3.02 and ending at the close of business on the day of such selection or (ii) to register the transfer of or exchange any Note selected for redemption in whole or in part, except in the case of any Note to be redeemed in part, the portion thereof not to be redeemed.

                  The ownership interest of a beneficial owner in a Book-Entry Note will be recorded through the records of such participants in the Depositary or through the separate records of such participants and the records of indirect participants in the Depositary.

                  Transfers of a Book-Entry Note will be accomplished by book entries made by the Depositary and, in turn, by participants (and in certain cases, one or more indirect participants in the Depositary) acting on behalf of beneficial transferors and transferees of such Book-Entry Note.

                  No service charge shall be made for any exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         SECTION 2.08. Mutilated, Defaced, Destroyed, Lost or Stolen Notes. In case any Note shall at any time become mutilated, defaced, destroyed, lost or stolen, and such Note or satisfactory evidence of the destruction, loss, or theft thereof (together with the security and indemnity hereinafter referred to and such other documents or proof required by the Company), shall be delivered to the Company, then the Company shall execute and the Trustee shall authenticate and deliver, in lieu of such Note, a new Note bearing a number not contemporaneously outstanding of the same form, Settlement Date, Interest Rate, denomination, Maturity Date and Interest Payment Dates. In the case of any mutilated, defaced, destroyed, lost or stolen Note, a surety bond or other indemnity satisfactory to the Company and the Trustee may be required of the holder of such Note before a replacement Note will be issued. All expenses (including taxes and governmental charges) associated with obtaining such indemnity and in issuing the new Note shall be borne by the holder of the Note so mutilated, defaced, destroyed, lost or stolen.

         In case any such mutilated, defaced, destroyed, lost or stolen Note has become or is about to become due and payable in full, the Company in its discretion, instead of issuing a new Note may pay such Note on the date such
Note is due and payable.

         Every substituted Note issued pursuant to the provisions of this Section by virtue of the fact that any Note is destroyed, lost or stolen shall, with respect to such Note, constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         All Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Notes and shall, to the extent permitted by law, preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         SECTION 2.09. Cancellation. All Notes surrendered for payment, redemption, registration of transfer, or exchange, as the case may be, shall, if surrendered to the Trustee, be cancelled and destroyed by it in accordance with its customary procedures and a certificate of destruction delivered to the Company, or shall, if surrendered to any Paying Agent, be delivered to the Trustee and promptly cancelled and destroyed by the Trustee and a certificate of destruction delivered to the Company, and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy cancelled Notes and deliver a certificate of destruction to the Company.

         SECTION 2.10. Book-Entry Only System. If specified by the Company pursuant to Section 2.01 with respect to Notes represented by a Note in global form, a series of Notes may be issued initially in book-entry only form and, if issued in such form, shall be represented by one or more Notes in global form registered in the name of the Depositary or other depositary designated with respect thereto. So long as such system of registration is in effect, (a) Notes of a series so issued in book-entry only form will not be issuable in the form of or exchangeable for Notes in certificate or definitive registered form, (b) the records of the Depositary or such other depositary will be determinative for all purposes and (c) neither the Company, the Trustee nor any paying agent, Note Registrar or transfer agent for such Notes will have any responsibility or liability for (i) any aspect of the records relating to or payments made on account of owners of beneficial interests in the Notes of such series, (ii) maintaining, supervising or reviewing any records relating to such beneficial interests, (iii) receipt of notices, voting and requesting or directing the Trustee to take, or not to take, or consenting to, certain actions hereunder, or (iv) the records and procedures of the Depositary or such other depositary, as the case may be.

                                 ARTICLE THREE.
                     REDEMPTION OF NOTES; SURVIVOR'S OPTION

         SECTION 3.01. Redemption of Notes; Applicability of Section. The Company shall have the right to permit any Note issued hereunder to be redeemed. The terms of any such redemption shall be contained in this particular Note. Redemption of Notes of any series permitted or required by the terms of the Notes shall be made in accordance with such terms and this Section; provided, however, that if any provision of a series of Notes conflicts with any provision of this Section, the provision of such series of Notes shall govern.

         SECTION 3.02. Notice of Redemption; Selection of Notes. In case the Company elects to exercise the rights to redeem all or, as the case may be, any part of a series of Notes, it shall fix a date for redemption (the "Redemption Date"). Notice of redemption of Notes to be redeemed at the election of the Company shall be given by the Company, or, at the Company's request, by the Trustee in the name and at the expense of the Company. The Company or the Trustee, as the case may be, shall give notice of such redemption, at least 30 and not more than 60 days prior to the date fixed for a redemption to the holders of such Notes so to be redeemed. Notice given in such manner shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice or any defect in the notice to the holder of any such Note designated for redemption shall not affect the validity of the proceedings for the redemption of any other such Note. If the Company requests the Trustee to give any notice of redemption, it shall make such request at least 5 days prior to the designated date for delivering such notice, unless a shorter period is satisfactory to the Trustee.

         Each such notice of redemption shall specify the date fixed for redemption, the redemption price at which such Notes are to be redeemed, the CUSIP numbers of such Notes, the Place of Payment where such Notes will be paid upon presentation and surrender of such Notes, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all of the series is to be redeemed, the notice of redemption shall specify the numbers of the Notes to be redeemed. In case any
Note is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that, upon surrender of such Note, a new Note or Notes of the same series in principal amount equal to the unredeemed portion thereof will be issued.

         On or before the Redemption Date, the Company will deposit in trust with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the Redemption

Date all the Notes or portions of Notes so called for redemption at the appropriate redemption price, together with accrued interest, if any, to the date fixed for redemption. If less than all of a series of Notes is to be redeemed, the Company will give the Trustee adequate written notice at least 45 days in advance (unless a shorter notice shall be satisfactory to the Trustee) as to the aggregate principal amount of Notes to be redeemed.

         If less than all the Notes of a series is to be redeemed, the Trustee shall select, pro rata or by lot or in such other manner as it shall deem appropriate and fair, not more than 60 days prior to the date of redemption, the numbers of such Notes Outstanding not previously called for redemption, to be redeemed in whole or in part. The portion of principal of Notes so selected for partial redemption shall be equal to the minimum authorized denomination for Notes of that series or any integral multiple thereof. The Trustee shall promptly notify the Company of the Notes to be redeemed. If, however, less than all the Notes of a series having differing issue dates, interest rates and stated maturities are to be redeemed, the Company in its sole discretion shall select the particular Notes of such series to be redeemed and shall notify the Trustee in writing at least 45 days prior to the relevant Redemption Date.

         SECTION 3.03. Payment of Notes Called For Redemption. If notice of redemption has been given as provided above, the Notes or portions of Notes with respect to which such notice has been given shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with any interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Notes at the redemption price, together with interest accrued to said date) interest on such Notes or portions of Notes so called for redemption shall cease to accrue. On presentation and surrender of such Notes subject to redemption at the Place of Payment and in the manner specified in such notice, such Notes or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption.

         Any Note that is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the holder thereof or such holder's attorney duly authorized in writing) and upon such presentation, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Note or Notes of the same series, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the principal of the Note so presented. If a Global
Note is so surrendered, such new Note so issued shall be a new Global Note.

         SECTION 3.04. Redemption Suspended During Event of Default. The Trustee shall not redeem any Notes (unless all Notes then outstanding are to be redeemed) or commence the giving of any notice or redemption of Notes during the continuance of any Event of Default of which a Responsible Officer of the Trustee has actual knowledge or notice, except that where the giving of notice of redemption of any Notes shall theretofore have been made, the Trustee shall redeem such Notes, provided funds are deposited with it for such purpose. Except as aforesaid, any moneys theretofore or thereafter received by the Trustee shall, during the continuance of such Event of Default, be held in trust for the benefit of the noteholders and applied in the manner set forth in Section 6.06; provided, however, that in case such Event of Default shall have been waived as provided herein or otherwise cured, such moneys shall thereafter be held and applied in accordance with the provisions of this Article.

         SECTION 3.05 Survivor's Option. If so specified in any Note, the representative of a beneficial owner of such Note shall have the option to elect repayment or repurchase of such Note following the death of the beneficial owner of such Note (a "Survivor's Option"). The terms of any such Survivor's Option shall be specified by the Company pursuant to Section 2.01 and set forth in the terms of the applicable Note. Exercise of the Survivor's Option for Notes of any series shall be made in accordance with such terms and this Section 3.05; provided, however, that if any provision of a series of Notes conflicts with any provision of this Section 3.05, the provision of such series of Notes shall govern.

         Pursuant to the valid exercise of the Survivor's Option, the Company shall repay or repurchase any Note (or portion thereof) properly tendered for repayment or repurchase by or on behalf of the person (the "Representative") that has authority to act on behalf of the deceased beneficial owner of a Note under the laws of the appropriate jurisdiction (including, without limitation, the personal representative or executor of the deceased beneficial owner or surviving joint owner with such deceased beneficial owner) at a price equal to 100% of the principal amount of the deceased beneficial owner's beneficial interest in such Note plus accrued interest to the date of such repayment or repurchase (or at a price equal to the Amortized Face Amount for Original Issue Discount Notes and Zero-Coupon Notes on the date of such repayment or repurchase), subject to any limitations set forth with respect to such Survivor's Option with respect to aggregate exercises of Survivor's Options in any year or on behalf of any one deceased beneficial owner (each, a "Put Limitation"). Any Note (or portion thereof) tendered pursuant to a valid exercise of the Survivor's Option may not be withdrawn.

         Each Note (or portion thereof) that is tendered pursuant to valid exercise of the Survivor's Option shall be accepted in the order all such Notes are received by the Trustee, except for any Note (or portion thereof) the acceptance of which would contravene a Put Limitation, if any. If, as of the end of any calendar year, the aggregate principal amount of Notes (or portions thereof) that have been tendered pursuant to the valid exercise of the Survivor's Option during such year has exceeded a Put Limitation, if any, any exercise(s) of the Survivor's Option with respect to Notes (or portions thereof) not accepted during such calendar year because such acceptance would have contravened such Put Limitation, if applied, shall be deemed to be tendered in the following calendar year in the order all such Notes (or portions thereof) were originally tendered. Any Note (or portion thereof) accepted for repayment or repurchase pursuant to exercise of the Survivor's Option shall be repaid or repurchased pursuant to the terms set forth in such Note. In the event that a Note (or any portion thereof) tendered for repayment or repurchase pursuant to valid exercise of the Survivor's Option is not accepted, the Trustee shall deliver a notice, by first-class mail to the registered holder thereof at its last known address as indicated in the Note Register, that states the reason such Note (or portion thereof) has not been accepted for payment.

         In order for a Survivor's Option to be validly exercised with respect to any Note (or portion thereof), the Trustee must receive from the Representative of the deceased beneficial owner (i) a written request for repayment or repurchase signed by the Representative, and such signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD") or a commercial bank or trust company having an office or correspondent in the United States; (ii) tender of a Note (or portion thereof) to be repaid or repurchased; (iii) appropriate evidence satisfactory to the Trustee that (A) the deceased was the beneficial owner of the Note at the time of death, (B) the death of such beneficial owner has occurred, (C) the Representative has authority to act on behalf of the deceased beneficial owner, and (D) any other conditions applicable to such Survivor's Option have been satisfied; (iv) if applicable, a properly executed assignment or endorsement;
(v) if the interest in such Note is held by a nominee of the deceased beneficial owner, a certificate satisfactory to the Trustee from such nominee attesting to the deceased's beneficial ownership in such Note; (vi) tax waivers and such other instruments or documents that the Trustee reasonably requires in order to establish the validity of the beneficial ownership of the Notes and the claimant's entitlement to payment; and (vii) any additional information the Trustee requires to evidence satisfaction of any conditions to the exercise of the Survivor's Option or to document beneficial ownership or authority to make the election and to cause the repayment or repurchase of the notes. Subject to the Company's right hereunder with respect to any Put Limitation, all questions as to the eligibility or validity of any exercise of the Survivor's Option will be determined by the Trustee, in its sole discretion, which determination shall be final and binding on all parties.

         For Notes represented by a Global Note, the Depositary or its nominee shall be the holder of such Note and therefore shall be the only entity that can exercise the Survivor's Option for such Note. To obtain repayment or repurchase pursuant to exercise of the Survivor's Option with respect to such Note, the Representative must provide to the broker or other entity through which the beneficial interest in such Note is held by the deceased beneficial owner (i) the items described in the preceding paragraph and (ii) instructions to such broker or other entity to notify the Depositary of such Representative's desire to obtain repayment or repurchase pursuant to exercise of the Survivor's Option. Such broker or other entity shall provide to the Trustee (i) the documents received from the Representative referred to in clause (i) of the preceding sentence and (ii) a certificate satisfactory to the Trustee from such broker or other entity stating that it represents the deceased beneficial owner. Such broker or other entity shall be responsible for disbursing any payments it receives pursuant to exercise of the Survivor's Option to the appropriate Representative.

         SECTION 3.06 Repayment Option. If so specified in any Note, the beneficial owner of that Note shall have the option to elect repayment or repurchase of such Note (the "Repayment Option") upon delivery of an irrevocable notice of exercise of such option to the Company and the Trustee. Such notice shall be delivered at least 30 but no more than 60 days prior to the next Interest Payment Date proposed as the date for repayment or repurchase. Repurchases of Notes upon exercise of the Repayment Option shall occur only on an Interest Payment Date. Unless otherwise specified in the Note, such repayment or repurchase shall be paid at a price equal to 100% of the principal amount of the beneficial interest subject to such repayment or repurchase, plus accrued interest to the date of such repayment or repurchase. The Note may prescribe an alternate purchase price formula.

         In order for a Repayment Option to be validly exercised with respect to any Note (or portion thereof), the Trustee must receive from the beneficial owner of such Note (i) a written request for repayment or repurchase signed by the beneficial owner of such Note, with signature guaranteed by a member firm of a registered national securities exchange or of the NASD or a commercial bank or trust company having an office or correspondent in the United States, (ii) tender of the Note (or portion thereof) to be repaid or repurchased, (iii) appropriate evidence satisfactory to the Trustee that such individual is the beneficial owner of such Note and (iv) if applicable, a properly executed assignment or endorsement.

         For Notes represented by a Global Note, the Depositary or its nominee shall be the holder of such Note and therefore shall be the only entity that can exercise the Repayment Option for such Note. To obtain repayment or repurchase pursuant to exercise of the Repayment Option with respect to such Note, the beneficial owner of such Note must provide to the broker or other entity through which the beneficial interest in such Note is held by such beneficial owner (i) the documents described in clauses (i) and (iii) of the preceding paragraph and
(ii) instructions to such broker or other entity to notify the Depositary of such beneficial owner's desire to obtain repayment or repurchase pursuant to exercise of the Repayment Option.

         In addition, the beneficial owner shall provide the Trustee with such additional information and documentation as the Trustee shall reasonably request.

                                  ARTICLE FOUR.
                            PAYMENT AND PAYING AGENTS

         SECTION 4.01. Payment of Principal, Premium and Interest. The Company will duly and punctually pay or cause to be paid the principal of (and premium, if any) and interest, if any, on each of the Notes at the place, at the respective times and in the manner provided in the terms of the Notes and in this Indenture.

         Each Note will bear interest from and including its Issue Date at the rate per annum set forth in such Note and until the principal amount thereof is paid, or made available for payment, in full. Interest on each Note will be payable either periodically on each Interest Payment Date as set forth in such Note or at Maturity (or on the date of redemption or repayment if a Note is repurchased by the Company prior to Maturity pursuant to mandatory or optional redemption provisions or the Survivor's Option). Interest will be payable to the person in whose name a Note is registered at the close of business on the Regular Record Date next preceding each Interest Payment Date; provided, however, interest payable at Maturity, on a date of redemption or repayment or in connection with the exercise of the Survivor's Option will be payable to the person to whom principal shall be payable.

         Any payment of principal (and premium, if any) or interest required to be made on a Note on a day which is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such day, and no additional interest shall accrue as a result of such delayed payment. Unless otherwise specified in a Note, any interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months.

         Unless otherwise specified in a Board Resolution or in the Note:

                  (a) the Interest Payment Dates for a Note that provides for monthly interest payments shall be the fifteenth day of each calendar month commencing in the first calendar month following the month in which the Note is issued;

                  (b) In the case of a Note that provides for quarterly interest payments, the Interest Payment Dates shall be the fifteenth day of each of the months specified in the Pricing Supplement, commencing in the third succeeding calendar month following the month in which the Note is issued;

                  (c) In the case of a Note that provides for semi-annual interest payments, the Interest Payment Dates shall be the fifteenth day of each of the months specified in the Pricing Supplement, commencing in the sixth succeeding calendar month following the month in which the Note is issued; and

                  (d) In the case of a Note that provides for annual interest payments, the Interest Payment Date shall be the fifteenth day of the month specified in the Pricing Supplement, commencing in the twelfth succeeding calendar month following the month in which the Note is issued.

         The Regular Record Date with respect to any Interest Payment Date shall be the first day of the calendar month in which such Interest Payment Date occurs, except that the Regular Record Date with respect to the final Interest Payment Date shall be the final Interest Payment Date.

         Each payment of interest on a Note shall include accrued interest from and including the Issue Date or from and including the last day in respect of which interest has been paid (or duly provided for), as the case may be, to, but excluding, the Interest Payment Date or Maturity Date, as the case may be.

         Promptly after each Regular Record Date, the Trustee will deliver to the Company and the Depositary a written notice specifying by CUSIP number the amount of interest to be paid on each Note (other than an Interest Payment Date coinciding with the Maturity Date) and the total of such amounts. On such Interest Payment Date, the Company will pay to the Trustee, and the Trustee in turn will pay to the Depositary in accordance with procedures agreed to by the Depositary, such total amount of interest due.

         All interest payments on Book-Entry Notes will be paid by the Trustee to the Depositary in accordance with existing arrangements between the Trustee and the Depositary. Thereafter, on each Interest Payment Date, the Depositary will pay, in accordance with its operating procedures then in effect, such amounts in funds available for immediate use to the respective participants with payments in amounts proportionate to their respective holdings in principal amount of beneficial interest in such Global Note as are recorded in the book-entry system maintained by the Depositary. Neither the Company nor the Trustee shall have any direct responsibility or liability for the payment by the Depositary of the principal of or interest on, the Book-Entry Notes to such participants. If any Interest Payment Date for any Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date.

         On or about the first Business Day of each month, the Trustee will deliver to the Company and the Depositary a written list of principal and interest to be paid on each Global Note representing Book-Entry Notes maturing in the following month. The Trustee, the

Company and the Depositary will confirm the amounts of such principal and interest payments with respect to each Global Note on or about the fifth Business Day preceding the Maturity Date of such Global Note. On the Maturity Date, the Company will pay to the Trustee, and the Trustee in turn will pay to the Depositary, the principal amount of such Global Note, together with interest due on such Maturity Date.

         If any Maturity Date of a Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity Date. Promptly after payment to the Depositary of the principal and interest due on the Maturity Date of such Global Note and all Book-Entry Notes represented by such Global Note, the Trustee will cancel and destroy such Global Note in accordance with the Indenture and deliver a certificate of destruction to the Company.

         The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the participant, indirect participant in the Depositary or other person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

         Any interest payments on a certificated Note (other than interest on the Maturity Date) will be made by check and mailed by the Company to the person entitled thereto as listed on the Note Register.

         SECTION 4.02. Paying Agents. The Company shall maintain one or more Paying Agents for the payment of the principal of (and premium, if any) and interest, if any, on the Notes of each series as provided in the terms of the Notes of such series. The Company agrees to keep the Trustee advised of the name and location of each Paying Agent if such Paying Agent is not the Trustee. The Paying Agents shall arrange for the payment, from funds furnished by the Company pursuant to this Indenture, of the principal and interest with respect to the Notes.

         The Company hereby initially appoints The Bank of New York as the Company's Paying Agent for the Book-Entry Notes (the "Paying Agent," which term shall include any successor as Paying Agent for the Book-Entry Notes). The Company reserves the right, subject to the terms of the Notes of any series, to terminate any such appointment at any time as to such series and to appoint any other Paying Agents in respect of the Notes of such series in such places as it may deem appropriate.

         SECTION 4.03. Provisions As To Paying Agents. (a) Whenever the Company shall appoint a paying agent other than the Trustee with respect to the Notes of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section:

                           (1) that it will hold sums held by it as such agent
                  for the payment of the principal of (and premium, if any) or any interest on the Notes of such series (whether such sums have been paid to it by the Company or by any other obligor on the Notes of such series) in trust for the benefit of the persons entitled thereto until such sums shall be paid to such persons or otherwise disposed of as herein provided and will notify the Trustee of the receipt of sums to be so held;

                           (2) that it will give the Trustee notice of any
                  failure by the Company (or by any other obligor on the Notes of such series) to make any payment of the principal of (or premium, if any) or any interest on the Notes of such series when the same shall be due and payable; and

                           (3) that at any time when any such failure has
                  occurred and is continuing, it will, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.

                  (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of (and premium, if any) or any interest on the Notes of any series, set aside, segregate and hold in trust for the benefit of the persons entitled thereto a sum sufficient to pay such principal (and premium, if any) or any interest so becoming due until such sums shall be paid to such persons or otherwise disposed of as herein provided. The Company will promptly notify the Trustee of any failure to take such action.

                   (c) Whenever the Company shall have one or more paying agents with respect to a series of Notes it will, on or prior to each due date of the principal of (and premium, if any) or any interest on, any Notes, deposit with a paying agent a sum sufficient to pay the principal (an premium, if any) or any interest, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                   (d) Anything in this Section to the contrary notwithstanding, the Company may, at any time for the purpose of obtaining the satisfaction and discharge of this Indenture with respect to one or more or all series of Notes hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for such series by it or any paying agent hereunder as required by this Section, such sums to be held by the Trustee upon the trusts herein contained, and upon such payment by any paying agent to the Trustee, such paying agent shall be released from all further liability with respect to such money.

                   (e) Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 12.03 and 12.04.

         SECTION 4.04. Offices for Notices, Etc. As long as any of the Notes remain outstanding, the Company will designate and maintain an office or agency where the Notes may be presented or surrendered for payment, registration of transfer and for exchange as provided in this Indenture and where notices and demands to or upon the Company in respect of the Notes or of this Indenture may be served, other than demands for payment. The Company will give to the Trustee notice of the location of each such office or agency and of any change in the location thereof. In case the Company shall fail to maintain any such office or agency, or shall fail to give such notice of the location or of any change in the location thereof, such notices and demands may be served at the corporate trust office of the Trustee specified in Section 14.03 hereof.

         The Company may also from time to time designate one or more other offices or agencies where the Notes of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Notes of any series for such purposes. The Company will give prompt written notice to the Trustee and the holders of any such designation or rescission and of any change in the location of any such other office or agency.

         The Company hereby initially designates the principal corporate trust office of The Bank of New York, 101 Barclay Street, 21 West, New York, New York 10286 as the office of the Company where Notes may be presented for payment, for registration or transfer and for exchange as in this Indenture provided and where notices and demands to or upon the Company in respect of the Notes or of this Indenture may be served.

         SECTION 4.05. Determination of Additional Amounts. If Notes provide for the payment of Additional Amounts, the Company will pay to the holder of any Note, Additional Amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Note or net proceeds received on the sale or exchange of any Note, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

          If Notes provide for the payment of Additional Amounts, at least 10 days prior to the first interest payment date with respect to those Notes (or, if the Notes of that series will not bear interest prior to maturity (including any maturity occurring by reason of call of redemption or otherwise), the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal paying agent or paying agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such paying agent or paying agents whether such payment of principal of (and premium, if any) or any interest on those Notes shall be made to holders those Notes who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Notes. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such holders of those Notes and the Company will pay to the Trustee or such paying agent the Additional Amounts required by this Section. The Company covenants to indemnify the Trustee and any paying agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

         SECTION 4.06. Limitation on Sale or Issuance of Capital Stock of a Principal Subsidiary Bank. Subject to the provisions of Article Eleven, the Company will not sell, assign, transfer or otherwise dispose of, or permit the issuance of, or permit a subsidiary to sell, assign, transfer or dispose of, any shares of Capital Stock of, or any securities convertible into or options, warrants or rights to subscribe for or purchase shares of, Capital Stock of, any Principal Subsidiary Bank or any subsidiary which owns shares of Capital Stock of, or any securities convertible into or options, warrants or rights to subscribe for or purchase shares of Capital Stock of, any Principal Subsidiary Bank, except:

         (a) any sale, assignment, transfer or other disposition or issuance made, in the minimum amount required by law, to any person for the purpose of the qualification of such person to serve as a director; or

         (b) any sale, assignment, transfer or other disposition or issuance for not less than fair market value (as determined by the Board of Directors, such determination being evidenced by a Board Resolution, which determination shall be conclusive), if, after giving effect to such disposition and to conversion of any shares or securities convertible into Capital Stock of a Principal Subsidiary Bank, the Company would own directly or indirectly not less than 80% of each class of the Capital Stock of such Principal Subsidiary Bank (or any successor corporation thereto); or

         (c) any sale, assignment, transfer or other disposition or issuance made in compliance with an order of a court or regulatory authority of competent jurisdiction; or

         (d) any sale by a Principal Subsidiary Bank (or any successor corporation thereto) of additional shares of its Capital Stock to its stockholders at any price, so long as (i) prior to such sale the Company owns, directly or indirectly, shares of the same class and (ii) immediately after such sale, the Company of the same class and (ii) immediately after such sale, the Company owns, directly or indirectly, at least as great a percentage of each class of Capital Stock of such Principal Subsidiary Bank as it owned prior to such sale of additional shares; or

         (e) any sale by a Principal Subsidiary Bank (or any successor corporation thereto) of additional securities convertible into shares of its Capital Stock to its stockholders at any price, so long as (i) prior to such sale the Company owns, directly or indirectly, securities of the same class and
(ii) immediately after such sale the Company owns, directly or indirectly, at least as great a percentage of each class of such securities convertible into shares of Capital Stock of such Principal Subsidiary Bank as it owned prior to such sale of additional securities; or

         (f) any sale by a Principal Subsidiary Bank (or any successor corporation thereto) of additional options, warrants or rights to subscribe for or purchase shares of its Capital Stock to its stockholders at any price, so long as (i) prior to such sale the Company owns, directly or indirectly, options, warrants or rights, as the case may be, of the same class and (ii) immediately after such sale, the Company owns, directly or indirectly, at least as great a percentage of each class of such options, warrants or rights, as the case may be, to subscribe for or purchase shares of Capital Stock of a Principal Subsidiary Bank as it owned prior to such sale of additional options, warrants or rights; or

         (g) any issuance of shares of Capital Stock, or securities convertible into or options, warrants or rights to subscribe for or purchase shares of Capital Stock, of a Principal Subsidiary Bank or any subsidiary which owns shares of Capital Stock, or securities convertible into, or options, warrants or rights to acquire Capital Stock of any Principal Subsidiary Bank to the Company or another wholly owned subsidiary.

         The Trustee shall have no duty or responsibility to monitor compliance with this Section 4.06.

                                  ARTICLE FIVE.
                       NOTEHOLDER LISTS AND REPORTS BY THE
                            COMPANY AND THE TRUSTEE.

         SECTION 5.01. Noteholder Lists. The Company will furnish or cause to be furnished to the Trustee, semiannually, not later than January 15 and July 15 in each year and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require containing all the information in the possession or control of the Company or any of its Paying Agents (other than the Trustee in its capacity as a Paying Agent), as to the names and addresses of the holders of Notes of particular series specified by the Trustee as of a date not more than 15 days prior to the time such information is furnished, provided, however, that if and so long as the Trustee shall be the Note Registrar, such list shall not be required to be furnished. At the Trustee's direction, this Company will furnish copies of the same reports to the Depositary.

         SECTION 5.02. Preservation and Disclosure of Lists.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of each series of Notes (i) contained in the most recent list furnished to it as provided in Section 5.01, (ii) received by the Trustee in its capacity as Note Registrar or a Paying Agent or (iii) filed with it within the preceding two years pursuant to Section 5.04(d). The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

                  (b) In case three or more holders of Notes (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Note of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Notes of a particular series (in which case the applicants must hold Notes of such series) or with holders of all Notes with respect to their rights under this Indenture or under such Notes and it is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either:

                           (1) afford to such applicants access to the
                  information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, or

                           (2) inform such applicants as to the approximate
                  number of holders of Notes of such series or all Notes, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section, and as to the approximate cost of mailing to such noteholders the form of proxy or other communication, if any, specified in such application.

                  If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each holder of Notes of such series or all Notes, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Securities and Exchange Commission (the "Commission"), together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Notes of such series or all Notes, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Each and every holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent, Note Registrar, or any agent of the Company or of the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Notes in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

         SECTION 5.03. Reports by the Company. The Company shall, so long as the Notes are Outstanding:

                  (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
         Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities

         Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents, and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations; and

                  (c) transmit by mail to all the holders of Notes of each series in the manner and to the extent provided in Section 5.04(d) with respect to reports pursuant to Section 5.04(a), within thirty days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company with respect to each such series of Notes pursuant to subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

         SECTION 5.04. Reports By The Trustee.

                  (a) On or about July 15, 2001 and on or before July 15 of each year thereafter, so long as any Notes are outstanding hereunder, the Trustee shall transmit to the holders of Notes, as provided in subsection (b) of this Section, a brief report dated as of the preceding May 15, with respect to any of the following events which may have occurred within the previous 12 months (but if no such event has occurred within such period no report needs to be transmitted):

                           (1) any change in its eligibility under Section 7.09,
                  and its qualifications under Section 7.08;

                           (2) the character and amount of any advances (and if
                  the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Notes, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than one-half of one percent of the principal amount of the Notes for any series outstanding on the date of such report;

                           (3) any change to the amount, interest rate, and
                  maturity date of all other indebtedness owing by the Company (or by any other obligor on the Notes) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in paragraphs
                  (2), (3), (4), or (6) of subsection (b) of Section 7.13;

                           (4) any change to the property and funds, if any,
                  physically in the possession of the Trustee as such on the date of such report;

                           (5) the creation of or any material change to a
                  relationship specified in paragraph (1) through (10) of
                  Section 7.08(c);

                           (6) any additional issue of Notes which it has not
                  previously reported; and

                           (7) any action taken by the Trustee in the
                  performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Notes, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 6.04.

                  (b) The Trustee shall transmit to the holders of Notes of any series, as provided in subsection (c) of this Section, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Notes of any series on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection (b), except that the Trustee for each series shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate ten percent or less of the principal amount of Notes for such series Outstanding at such time, such report to be transmitted within 90 days after such time.

                  (c) Reports pursuant to this Section shall be transmitted by mail:

                           (1) to all holders of Notes, as the names and
                  addresses of such holders appear in the Note Register;

                           (2) except in the case of reports pursuant to
                  subsection (b) of this Section, to all holders of Notes whose names and addresses are at that time preserved by the Trustee, as provided in 5.02(a).

                  (d) A copy of each such report shall, at the time of such transmission to holders of Notes, be filed by the Trustee with each stock exchange upon which the Notes are listed and also with the Commission and the Company. The Company agrees to promptly notify the Trustee when and as the Notes become listed on any stock exchange.

                  (e) So long as the Notes are issued in Book-Entry form, all reports shall be delivered to the Depositary, as holder of the Notes.

                                  ARTICLE SIX.
                                    REMEDIES.

         SECTION 6.01. Events of Default; Acceleration of Maturity. In case one or more of the following Events of Default with respect to a particular series of Notes shall have occurred and be continuing, that is to say:

                  (a) default in the payment of the principal of (or premium, if any) any of the Notes of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

                  (b) default in the payment of any installment of interest upon any of the Notes of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

                  (c) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Notes or in this Indenture contained for a period of 90 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Notes affected thereby at the time outstanding; or

                  (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (e) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company or for any substantial part of its property, or shall make any general assignment for the benefit of creditors;

then, if an Event of Default described in c1ause (a), (b) or (c) shall have occurred and be continuing, and in each and every such case, unless the principal amount of all the Notes of such series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes of all series affected thereby then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by noteholders) may declare the principal amount of all the Notes (or, with respect to Original Issue Discount Notes, such lesser amount as may be specified in the terms of such Notes) affected thereby to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes of such series contained to the contrary notwithstanding, or, if an Event of Default described in clause (d) or (e) shall have occurred and be continuing, and in each and every such case, unless the principal of all the Notes of such series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of all the Notes then Outstanding hereunder (voting as one class), by notice in writing to the Company (and to the Trustee if given by noteholders), may declare the principal of all the Notes to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding.

         SECTION 6.02. Rescission and Annulment. The provisions in Section 6.01 are subject to the condition that if, at any time after the principal of the Notes of any one or more of all series, as the case may be, shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Notes of such series or of all the Notes, as the case may be, and the principal of (and premium, if any) all Notes of such series or of all the Notes, as the case may be (or, with respect to Original Issue Discount Notes, such lesser amount as may be specified in the terms of such Notes), which shall have become due otherwise than by acceleration (with interest upon such principal (and premium, if any)) and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest specified in the Notes of such series or all Notes, as the case may be (or, with respect to Original Issue Discount Notes, at the rate specified in the terms of such Notes for interest on overdue principal thereof upon maturity, redemption or acceleration of such series, as the case may be), to the date of such payment or deposit, and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith, and any and all defaults under the Indenture, other than the non- payment of the principal of Notes, which shall have become due by acceleration, shall have been remedied; then and in every such case the holders of a majority in aggregate principal amount of the Notes of such series (or of all the Notes, as the case may be) then Outstanding, by written notice to the Company and to the Trustee, may waive all defaults with respect to that series or with respect to all Notes, as the case may be in such case, treated as a single class and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

         In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the noteholders, as the case may be, shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the noteholders, as the case may be, shall continue as though no such proceedings had been taken.

         SECTION 6.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if

                  (1) default is made in the payment of any installment of interest on any Note when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal (or premium, if any) of any Note at the maturity thereof, including any maturity occurring by reason of a call for redemption or otherwise, the Company will, upon demand of the Trustee, pay to it, for the benefit of the holders of such Notes, the whole amount that shall have become due and payable on such Notes for principal (or premium, if any) and interest, with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by such Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceedings to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the noteholders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 6.04. Trustee May File Proofs of Claim. In the case of the pendency of a receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any) and any interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the holders of Notes allowed in such judicial proceeding; and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator or sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each holder of Notes to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the holders of Notes, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.06. To the extent that such payment of reasonable compensation, expenses, disbursements, advances and other amounts out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, moneys, Notes and other property which the holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan or reorganization or arrangements or otherwise.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any holder of a Note any plan of reorganization, arrangement, adjustment or compensation affecting the Notes or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any holder of a Note in any such proceeding.

         SECTION 6.05. Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Notes in respect of which such judgment has been recovered.

         SECTION 6.06. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or any interest, upon presentation of the Notes, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section
7.06;

         SECOND: To the payment of the amounts the due and unpaid upon the Notes for principal of (and premium, if any) and any interest on the Notes, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes, for principal (and premium, if any) and interest, respectively; and

         THIRD: To the Company or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same.

         SECTION 6.07. Limitation on Suits. No holder of any Note of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the holders of not less than 25% in principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such holder or holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceedings; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the holders of a majority in principal amount of the Outstanding Notes;

it being understood and intended that no one or more such holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such holders of Notes or to obtain or to seek to obtain priority or preference over any other of such holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such holders of Notes.

         SECTION 6.08. Unconditional Right of Noteholders to Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Sections 3.02 and 4.01) any interest on such Note on the Maturity Date expressed in such Note (or, in the case of redemption, on the redemption date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such holder.

         SECTION 6.09. Restoration of Rights and Remedies. If the Trustee or any holder of a Note has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such holder, then and in every such case the Company, the Trustee and the holders of Notes shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the holders shall continue as though no such proceeding has been instituted.

         SECTION 6.10. Rights and Remedies Cumulative. Except as provided in
Section 2.08, no right or remedy herein conferred upon or reserved to the Trustee or to the holders of Notes is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 6.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any holder of any Note to exercise any right or remedy accruing upon any Default shall impair any such right or remedy or constitute a waiver of any such Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the holders of Notes may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the holders of Notes, as the case may be.

         SECTION 6.12. Control by Noteholders. The holders of a majority in principal amount of Outstanding Notes of each series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to such series, provided that

                  (1) such direction shall not be in conflict with any statute, rule of law or with this Indenture;

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

                  (3) the Trustee need not take any action which it in good faith determines might involve it in personal liability or be unjustly prejudicial to the noteholders not consenting.

         Upon receipt by the Trustee of any such direction with respect to Notes of a series all or part of which is represented by a Note, the Trustee shall establish a record date for determining holders of Outstanding Notes of such series entitled to join in such direction, which record date shall be at the close of business on the day the Trustee receives such direction. The holders on such record date, or their duly designated proxies, and only such persons, shall be entitled to join in such direction, whether or not such holders remain holders after such record date, provided that, unless such majority in principal amount shall have been obtained prior to the day which is 90 days after such record date, such direction shall automatically and without further action by any holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a holder, or a proxy of a holder, from giving, after expiration of such 90-day period, a new direction identical to a direction which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 6.12.

         SECTION 6.13. Waiver of Past Defaults. The holders of a majority in principal amount of the Outstanding Notes of each series may, on behalf of the holders of all the Notes, waive any past default hereunder and its consequences, except a default

                  (1) in the payment of the principal of, premium, if any, or any interest on any Note; or

                  (2) in respect of a covenant or provision hereof that pursuant to Article Ten cannot be modified or amended without the consent of the holder of each Outstanding Note affected.

         Upon any such waiver, such default shall cease to exist, and any Default or Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 6.14. Undertaking for Costs. All parties to this Indenture agree, and each holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any holder, or group of holders, holding in the aggregate more than ten percent in principal amount of the Outstanding Notes, or to any suit instituted by any holder of any Notes for the enforcement of the payment of the principal of, premium, if any, or any interest on any Note on or after the respective stated maturities expressed in such Note (or, in the case of redemption, on or after the redemption date, except, in the case of a partial redemption, with respect to the portion not so redeemed).

         SECTION 6.15. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension laws wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                 ARTICLE SEVEN.
                             CONCERNING THE TRUSTEE.

                  SECTION 7.01. Duties And Responsibilities of Trustee.

                  (a) The Trustee, prior to the occurrence of a Default or an Event of Default with respect to a particular series of Notes and after the curing of all Defaults or Events or Default with respect to such series which may have occurred, undertakes to perform such duties and only such duties with respect to such series as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee and in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case a Default or an Event of Default with respect to a particular series of Notes has occurred (which has not been cured), the Trustee shall exercise with respect to such series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provisions of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (i) this Section 7.01 (c) shall not be construed to
                  limit the effect of Section 7.01 (a);

                           (ii) the Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer or Officers, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                           (iii) the Trustee shall not be liable with respect to
                  any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of Notes Outstanding pursuant to Section 6.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                  (d) No provision of this Indenture shall be construed as requiring the Trustee to expend or risk its own funds or otherwise to incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         SECTION 7.02. Reliance on Documents, Opinions, Etc. Subject to the provisions of Section 7.01:

                  (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Company Order; and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company; and whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (c) the Trustee may consult with counsel of its selection and the written advice of counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such written advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the noteholders, pursuant to the provisions of this Indenture, unless such noteholders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred therein or thereby;

                  (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company pertaining to the Notes, personally or by agent or attorney;

                  (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (g) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

         SECTION 7.03. No Responsibility for Recitals, Etc. The recitals contained herein and in the Notes other than the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes provided that the Trustee shall not be relieved of its duty to authenticate Notes only as authorized by this Indenture. The Trustee shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

         SECTION 7.04. Ownership of Notes. The Trustee, or any agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights, subject to Section 7.08 and
Section 7.13, it would have if it were not Trustee or an agent of the Company or of the Trustee.

         SECTION 7.05. Moneys To Be Held in Trust. Subject to the provisions of
Section 12.04 hereof, all moneys received by the Trustee or any Paying Agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any moneys received by it hereunder except such as it may agree with the Company to pay thereon.

         SECTION 7.06. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation, and, except as otherwise expressly provided, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. If any property other than cash shall at any time be subject to the lien of this Indenture, the Trustee, if and to the extent authorized by a receivership or bankruptcy court of competent jurisdiction or by the supplemental instrument subjecting such property to such lien, shall be entitled to make advances for the purpose of preserving such property or of discharging tax liens or other prior liens or encumbrances thereon. The Company also covenants to indemnify the Trustee, its officers, directors and employees for, and to hold them harmless against, any loss, liability or reasonable expense incurred without negligence or bad faith on the part of the Trustee or such officer, director and employee arising out of or in connection with the acceptance or administration of this trust or the performance of their duties hereunder, including the reasonable costs and expenses of defending themselves against any claim of liability in the premises. The obligations of the Company under this Section to compensate the Trustee and to pay or reimburse the Trustee for reasonable expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Notes.

         When the Trustee incurs expenses or renders services after an Event of Default, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law.

         The provisions of this Section shall survive the termination of this Indenture.

         SECTION 7.07. Officers' Certificate as Evidence. Subject to the provisions of Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

         SECTION 7.08. Conflicting Interest of Trustee.

                  (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, it shall, within 90 days after ascertaining that it has such conflicting interest, and if an Event of Default as defined in subsection (c) of this Section to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90-day period, either eliminate such conflicting interest or resign in the manner and with the effect specified in Section 7.10.

                  (b) (1) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit notice of such failure in the manner and to the extent set forth in Section 5.04(c), to all noteholders of the series affected by the conflicting interest.

                           (2) Subject to the provisions of Section 6.14, unless
                  the Trustee's duty to resign is stayed as provided below in this Section, any noteholder who has been a bona fide holder of Notes of any series affected by the conflicting interest for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of such Trustee, and the appointment of a successor, if such Trustee fails, after written request thereof by such holder to comply with the provisions of subsection (a) of this Section.

                  (c) For the purposes of this Section the Trustee shall be deemed to have a conflicting interest with respect to Notes of a particular series if a default (under the terms of this Indenture, but exclusive of any period of grace or requirement of notice) has occurred with respect to such Notes, and:

                           (1) the Trustee is trustee under this Indenture with
                  respect to the Outstanding Notes of any other series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Notes issued under this Indenture; provided, however, that there shall be excluded from the operation of this paragraph, (A) this Indenture with respect to Notes of any other series, and (B) any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding if:

                                    (i) this Indenture is, and, if applicable,
                           such other indenture or indentures are, wholly unsecured and rank equally, and such other indenture or indentures are hereafter qualified under the Trust Indenture Act, as in effect at the time of such qualification, unless the Commission shall have found and declared by order pursuant to subsection (b) of
                           Section 305 or subsection (c) of Section 307 of the Trust Indenture Act that differences exist between the provisions of this Indenture with respect to such particular series and (A) one or more other series in this Indenture or (B) the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to such particular series and such other series or such other indenture or indentures, or

                                    (ii) the Company shall have sustained the
                           burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to such particular series and such other series or under this Indenture and such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to such particular series and such other series or under this Indenture and such other indenture or indentures;

                           (2) the Trustee or any of its directors or executive
                  officers is an underwriter for the Company;

                           (3) the Trustee directly or indirectly controls or is
                  directly or indirectly controlled by or is under direct or indirect common control with an underwriter for the Company;

                           (4) the Trustee or any of its directors or executive
                  officers is a director, officer, partner, employee, appointee, or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (A) one individual may be a director or an executive officer or both of the Trustee and a director or an executive officer or both of the Company, but may not be at the same time an executive officer of both the Trustee and the Company; (B) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer or both of the Trustee and a director of the Company; and (C) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this subsection (c), to act as trustee, whether under an indenture or otherwise;

                           (5) 10% or more of the voting securities of the
                  Trustee is beneficially owned either by the Company or by any director, partner, or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons, or ten percent or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner, or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

                           (6) the Trustee is the beneficial owner of, or holds
                  as collateral security for an obligation which is in default as hereinafter described in this subsection, (A) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company, not including the Notes issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (B) 10% or more of any class of security of an underwriter for the Company;

                           (7) the Trustee is the beneficial owner of, or holds
                  as collateral security for an obligation which is in default as hereinafter described in this subsection, 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

                           (8) the Trustee is the beneficial owner of, or holds
                  as collateral security for an obligation which is in default as hereinafter described in this subsection, 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company; or

                           (9) the Trustee owns on the date of default of the
                  Notes as defined in subsection (c) of this Section or any anniversary of such default while such default remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph
                  (6), (7) or (8) of this subsection (c). As to any such securities of which the Trustee acquired ownership through becoming executor, administrator, or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of not more than two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the dates of any such default and annually in each succeeding year that the Notes of any series hereunder remain in default, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such dates. If the Company fails to make payment in full of principal of or interest on any of the Notes when and as the same become due and payable, and such failure continues for thirty days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such thirty day period, and after such date, notwithstanding the foregoing provisions of this paragraph
                  (9), all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this subsection (c); or

                           (10) except under the circumstances described in
                  subsections (1), (3), (4), (5) or (6) of Section 7.13(b), the Trustee shall be or shall become a creditor of the Company.

                  The specification of percentages in paragraphs (5) to (9), inclusive, of this subsection (c) shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) or this subsection
          (c).

                  For the purposes of paragraphs (6), (7), (8) and (9) of this subsection (c) only, (A) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (B) an obligation shall be deemed to be in default when a default in payment of principal shall have continued for thirty days or more and shall not have been cured; and (C) the Trustee shall not be deemed to be the owner or holder of (i) any security which it holds as collateral security (as trustee or otherwise) for any obligation which is not in default as defined in clause (B) above, or (ii) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (iii) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

                  (d) For the purposes of this Section:

                           (1) The term "underwriter" when used with reference
                  to the Company shall mean every person who, within one year prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or has sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

                           (2) The term "director" shall mean any director of a
                  corporation or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

                           (3) The term "person" shall mean an individual, a
                  corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

                           (4) The term "voting security" shall mean any
                  security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security currently are entitled to vote in the direction or management of the affairs of a person.

                           (5) The term "Company" shall mean any obligor upon
                  the Notes.

                           (6) The term "executive officer" shall mean the
                  president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated but shall not include the chairman of the board of directors.

                           (7) The percentages of voting securities and other
                  securities specified in this Section shall be calculated in accordance with the following provisions:

                                    (i) A specified percentage of the voting
                           securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

                                    (ii) A specified percentage of a class of
                           securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

                                    (iii) The term "amount", when used in regard
                           to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

                                    (iv) The term "outstanding" means issued and
                           not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                                             (A) securities of an issuer held in
                                    a sinking fund relating to securities of the issuer of the same class;

                                            (B) securities of an issuer held in
                                    a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                                             (C) securities pledged by the
                                    issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                                             (D) securities held in escrow if
                                    placed in escrow by the issuer thereof;

                           provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

                                    (v) A security shall be deemed to be of the
                           same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges, provided, however, that in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

                  (e) Except in the case of a default in the payment of the principal of or interest on any Notes of any series, or in the payment of any sinking or purchase fund installment, the Trustee shall not be required to resign as provided by subsection (c) of this Section if the Trustee shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that (i) such default may be cured or waived during a reasonable period and under the procedures described in such application, and

         (ii) a stay of the Trustee's duty to resign will not be inconsistent with the interests of the holders of the Notes of any series issued hereunder. The filing of such an application shall automatically stay the performance of the duty to resign until such Commission orders otherwise. Any resignation of the Trustee shall become effective only upon the appointment of a successor trustee and such successor's acceptance of such appointment as provided in Section 7.11.

                  (f) If Section 310(b) of the Trust Indenture Act is amended at any time after the date of this Indenture to change the circumstances under which a Trustee shall be deemed to have a conflicting interest with respect to the Notes of any series or to change any of the definitions in connection therewith, this Section 7.08 shall be automatically amended to incorporate such changes, unless such changes would cause any Trustee then acting as Trustee hereunder with respect to any Outstanding Notes to be deemed to have a conflicting interest, in which case such changes shall be incorporated herein only to the extent that such changes (i) would not cause the Trustee to be deemed to have a conflicting interest, or (ii) are required by law.

         SECTION 7.09. Eligibility of Trustee. There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States or of any State or Territory thereof or of the District of Columbia, which (a) is authorized under such laws to exercise corporate trust powers and (b) is subject to supervision or examination by Federal, State, Territorial or District of Columbia authority and (c) shall have at all times a combined capital and surplus of not less than five million dollars. If such corporation publishes reports of condition at least annually, pursuant to law, or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation at any time shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.

         SECTION 7.10. Resignation or Removal of Trustee. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Notes by giving written notice of resignation to the Company. Upon receiving such notice of resignation the Company shall promptly appoint a successor trustee with respect to the applicable series of Notes by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within thirty days after the receipt of such notice of resignation by the Company, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any holder of Notes who has been a bona fide holder of a Note or Notes of the applicable series for at least six months may subject to the provisions of Section 6.04, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (b) In case at any time any of the following shall occur:

                           (1) the Trustee shall fail to comply with the
                  provisions of Section 7.08 with respect to any series of Notes after written request therefor by the Company or by any noteholder who has been a bona fide holder of a Note or Notes of such series for at least six months, or

                           (2) the Trustee shall cease to be eligible in
                  accordance with the provisions of Section 7.09 with respect to any series of Notes and shall fail to resign after written request therefor by the Company or by any such noteholder, or

                           (3) the Trustee shall become incapable of acting with
                  respect to any series of Notes, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee with respect to the applicable series of Notes and appoint a successor trustee with respect to such series by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.04, any noteholder of such series who has been a bona fide holder of a Note or Notes of the applicable series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                  (c) The holders of a majority in aggregate principal amount of the Notes of all series (voting as one class) at the time outstanding may at any time remove the Trustee with respect to Notes of all series and appoint a successor trustee with respect to the Notes of all series.

                  (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon the appointment of a successor trustee and the acceptance of appointment by the successor trustee as provided in Section 7.11.

                  (e) The Trustee shall be paid all amounts owed to it upon its removal or resignation.

         SECTION 7.11. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 7.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing in order more fully and certainly to vest in and confirm to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 7.06.

         In case of the appointment hereunder of a successor trustee with respect to the Notes of one or more (but not all) series, the Company, the predecessor Trustee and each successor trustee with respect to the Notes of any applicable series shall execute and deliver a Supplemental Indenture which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Notes of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such Supplemental Indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee. The Trustee shall not be liable for the acts or omissions of any successor trustee.

         No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09.

         Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall give notice of the succession of such trustee hereunder to all holders of Notes of any applicable series in the manner provided in Section 1.02. If the Company fails to give such notice in the prescribed manner within 10 days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be so given at the expense of the Company.

         SECTION 7.12. Successor By Merger, Etc. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be qualified under the provisions of Section
7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor trustee had itself authenticated the Notes.

         SECTION 7.13. Limitations on Rights of Trustee as Creditor.

                  (a) Subject to the provisions of subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or of any other obligor on the Notes within three months prior to a default, as defined in subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the holders of the Notes:

                           (1) an amount equal to any and all reductions in the
                  amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

                           (2) all property received by the Trustee in respect
                  of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

         Nothing herein contained, however, shall affect the right of the
Trustee:

                           (3) to retain for its own account (i) payments made
                  on account of any such claim by any person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities, or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law;

                           (4) to realize, for its own account, upon any
                  property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

                           (5) to realize, for its own account, but only to the
                  extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in subsection (c) of this Section would occur within three months; or

                           (6) to receive payment on any claims referred to in
                  paragraph (4) or (5), against the release of any property held as security for such claim as provided in such paragraph (4) or (5), as the case may be, to the extent of the fair value of such property.

                  For the purposes of paragraphs (4), (5) and (6) above, property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such preexisting claim.

                  If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the noteholders and the holders of other indenture securities in such manner that the Trustee, the noteholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, the noteholders and the holders of other indenture securities, dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership, or proceeding for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee, the noteholders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the noteholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims or otherwise to apply the provisions of this paragraph as a mathematical formula.

                  Any Trustee who has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this subsection (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

                           (i) the receipt of property or reduction of claim
                  which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such three months' period; and

                           (ii) such receipt of property or reduction of claim
                  occurred within three months after such resignation or removal.

                  (b) There shall be excluded from the operation of subsection
         (a) of this Section a creditor relationship arising from:

                           (1) the ownership or acquisition of securities issued
                  under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                           (2) advances authorized by a receivership or
                  bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the noteholders at the time and in the manner provided in this Indenture;

                           (3) disbursements made in the ordinary course of
                  business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                           (4) an indebtedness created as a result of services
                  rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this Section;

                           (5) the ownership of stock or of other securities of
                  a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

                           (6) the acquisition, ownership, acceptance or
                  negotiation of any drafts, bills of exchange, acceptances; or obligations which fall within the classification of self-liquidating paper as defined in subsection (c) of this Section.

                  (c) As used in this Section:

                           (1) The term "default" shall mean any failure to make
                  payment in full of the principal of (or premium, if any) or interest upon any of the Notes when and as such principal (or premium, if any) or interest becomes due and payable.

                           (2) The term "other indenture securities" shall mean
                  securities upon which the Company is an obligor (as defined in the Trust Indenture Act) outstanding under any other indenture, (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of subsection

                  (a) of this Section, and (C) under which a default exists at the time of the apportionment of the funds and property held in the special account referred to in such subsection (a).

                           (3) The term "cash transaction" shall mean any
                  transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

                           (4) The term "self-liquidating paper" shall mean any
                  draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purposes of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

                           (5) The term "Company" shall mean any obligor upon
                  the Notes.

         SECTION 7.14. Notice of Default. Within 90 days after the occurrence of any default hereunder with respect to Notes of any series, the Trustee shall transmit to all noteholders of such series, in the manner and to the extent provided in Section 1.02, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that except in the case of a default in the payment of the principal of (or premium, if any) or any interest of any Notes of such series, or on the payment of any sinking or purchase fund installment, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the noteholders of such series; and provided, further, that in the case of any default of the character specified in Section 6.01(c) no such notice to noteholders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, a Default or an Event of Default with respect to Notes of such series.

                                 ARTICLE EIGHT.
                           CONCERNING THE NOTEHOLDERS.

         SECTION 8.01. Action by Noteholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Notes of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by noteholders in person or by agent or proxy appointed in writing, or
(b) by the record of the holders of Notes voting in favor thereof at any meeting of noteholders duly called and held in accordance with the provisions of Article Nine, or (c) by a combination of such instrument or instruments and any such record of such a meeting of noteholders.

         In determining whether the holders of a specified percentage in aggregate principal amount of the Notes have taken any action (including the making of any demand or request, the waiving of any notice, consent or waiver or the taking of any other action), the principal amount of a Note denominated in a foreign currency or currency unit shall be the U.S. Dollar equivalent, determined as of the date of original issuance of such Note, of the principal amount of such Note.

         SECTION 8.02. Proof of Execution By Noteholders. Subject to the provisions of Sections 7.01, 7.02 and 9.05, proof of the execution of any instrument by a noteholder or its agent or proxy shall be sufficient if made in accordance with this Section 8.02. The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public, or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths, that the person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer or by a certificate of any officer of any trust company, bank, banker or recognized securities dealer, satisfactory to the Trustee, who witnessed such execution. If such execution is by an officer of a corporation, association or trust, a trustee of a trust or a member of a partnership on behalf of such corporation, association, trust or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

         The ownership of the Notes shall be proved by the Note Register or by a certificate of the Note Registrar.

         The record of any noteholders' meeting shall be proved in the manner provided in Section 9.06.

         SECTION 8.03. Who Are Deemed Absolute Owners. The Company, the Trustee and any agent of the Company or of the Trustee may deem the holder of any Note to be, and may treat him as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon), for the purpose of receiving payment of or on account of the principal of and interest on such Note and for all other purposes; and neither the Company nor the Trustee nor any agent of the Company or of the Trustee shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Note.

         SECTION 8.04. Company-Owned Notes Disregarded. In determining whether the holders of the required aggregate principal amount of Notes have concurred in any direction, consent or waiver under this Indenture, Notes which are owned by the Company or any other obligor on the Notes, or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Notes, shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Notes which a responsible officer of the Trustee knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Notes and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

         SECTION 8.05. Revocation of Consents; Future Noteholders Bound. At any time prior to the taking of any action by the holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any holder of a Note the identifying number of which is shown by the evidence to be included in the Notes the holders of which have consented to such action may, by filing written notice with the Trustee at its office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Note. Except as aforesaid any such action taken by the holder of any Note shall be conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Note issued in exchange or substitution therefor irrespective of whether or not any notation in regard thereto is made upon such Note. Any action taken by the holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Notes of each series affected thereby.

         SECTION 8.06. Record Date. The Company may, but shall not be obligated to, set a record date for purposes of determining the identity of noteholders of any series entitled to vote or consent to any action by vote or consent or to otherwise take any action under this Indenture authorized or permitted under this Indenture. Such record date shall be the later of the date twenty days prior to the first solicitation of such consent or vote or other action or the date of the most recent list of holders of such Notes delivered to the principal corporate trust office of the Trustee pursuant to Section 5.01 prior to such solicitation. If such a record date is fixed, those persons who were noteholders at the close of business on such record date shall be entitled to vote or consent or take such other action, or to revoke any such action, whether or not such persons continue to be holders after such record date, and for that purpose the outstanding Notes shall be computed as of such record date.

                                  ARTICLE NINE.
                             NOTEHOLDERS' MEETINGS.

         SECTION 9.01. Purposes of Meetings. A meeting of noteholders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

                  (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by noteholders pursuant to any of the provisions of Article Six;

                  (2) to remove the Trustee and appoint a successor trustee pursuant to the provisions of Article Seven;

                  (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

                  (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Notes of any or all series, as the case may be, under any other provision of this Indenture or under applicable law.

         SECTION 9.02. Call of Meetings By Trustee. The Trustee may at any time call a meeting of noteholders of any or all series to take any action specified in Section 9.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, [or in London, England,] as the Trustee shall determine. Notice of every meeting of the noteholders of any or all series, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in
Section 1.02, not less than 20 nor more than 180 days prior to the date fixed for the meeting.

         SECTION 9.03. Call of Meetings by Company or Noteholders. In case at any time the Company, pursuant to a Board Resolution, or the holders of at least 10% in aggregate principal amount of the Notes of any or all series, as the case may be, then outstanding, shall have requested the Trustee to call a meeting of noteholders of any or all series to take any action authorized in Section 9.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 30 days after receipt of such request, then the Company or the holders of such Notes in the amount above specified may determine the time and the place in said Borough of Manhattan, The City of New York, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in Section 9.02.

         SECTION 9.04. Qualification For Voting. To be entitled to vote at any meeting of noteholders a person shall be a holder of one or more Notes of a series with respect to which a meeting is being held or a person appointed by an instrument in writing as proxy by such a holder. The only persons who shall be entitled to be present or to speak at any meeting of the noteholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         SECTION 9.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of noteholders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by noteholders as provided in Section 9.03, in which case the Company or the noteholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Notes represented at the meeting and entitled to vote.

         Subject to the provisions of Sections 8.01 and 8.04, at any meeting each noteholder or proxy shall be entitled to one vote for each $1,000 (or the U.S. Dollar equivalent thereof in connection with Notes issued in a foreign currency or currency unit) Outstanding principal amount of Notes held or represented by him, provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote except as a noteholder or proxy. Any meeting of noteholders duly called pursuant to the provisions of
Section 9.02 or 9.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

         SECTION 9.06. Voting. The vote upon any resolution submitted to any meeting of noteholders shall be by written ballot on which shall be subscribed the signatures of the noteholders or proxies and on which shall be inscribed the identifying number or numbers or to which shall be attached a list of identifying numbers of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in
Section 9.02. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                  ARTICLE TEN.
                             SUPPLEMENTAL INDENTURES

         SECTION 10.01. Supplemental Indentures Without Consent of Noteholders. The Company, and the Trustee may from time to time and at any time enter into an indenture or Supplemental Indenture (which shall conform to the provisions of the Trust Indenture Act of 1939) for one or more of the following purposes:

                  (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Eleven hereof;

                  (b) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as its Board of Directors and the Trustee shall consider to be for the protection of the holders of all, or any series of, Notes, and to make the occurrence, or the occurrence and continuance, of a Default in any of such additional covenants, restrictions, conditions or provisions a Default or an Event of Default with respect to Notes of any or all series permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth, with such period of grace, if any, and subject to such conditions as such Supplemental Indenture may provide;

                  (c) to add to or change any of the provisions of this Indenture to provide for the issuance under this Indenture of Notes, whether or not then outstanding, in bearer form, to add, modify or eliminate any restrictions on the payment of principal of Notes in registered form, and to provide for exchangeability of such Notes with Notes issued hereunder and to make all appropriate changes for such purpose to permit or facilitate the issuance of Notes in uncertificated form, provided any such action shall not adversely affect the interests of the holders of Notes of any series in any material respect;

                  (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any Supplemental Indenture which may be defective or inconsistent with any other provision contained herein or in any Supplemental Indenture; or to make such other provisions in regard to matters or questions arising under this Indenture as shall not adversely affect the interests of the holders of the Notes including provisions necessary or desirable to provide for or facilitate the administration of the trusts hereunder;

                  (e) to evidence and provide for the acceptance and appointment hereunder by a successor trustee with respect to the Notes of one or more series and to add or change any provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to Section 7.11;

                  (f) to change or eliminate any provision of this Indenture, provided that any such change or elimination (i) shall become effective only when there is no Note outstanding of any series created prior to the execution of such Supplemental Indenture which is entitled to the benefit of such provision or (ii) shall not adversely apply to any Note outstanding;

                  (g) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act, or under any similar Federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act, excluding however, the provisions referred to in
         Section 316(a)(2) of the Trust Indenture Act or any corresponding provision in any similar Federal statute hereafter enacted;

                  (h) to add to, delete from, or revise the terms of Notes of any series as permitted by Section 2.01, including, without limitation, any terms relating to the issuance, exchange, registration or transfer of Notes issued in whole or in part in the form of one of more Global Notes and the payment of any principal thereof, or interest (or premium, if any) thereon;

                  (i) to provide for uncertificated Notes in addition to or in place of certificated Notes;

                  (j) to provide for the issuance of and establish the form and terms and conditions of the Notes of any series, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or any series of Notes, to increase the authorized amount of a series, or to add to the rights of the holders of any series of Notes.

         The Trustee is hereby authorized to join with the Company in the execution of any such Supplemental Indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such Supplemental Indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise. No Supplemental Indenture shall be effective as against the Trustee unless and until the Trustee has duly executed and delivered the same.

         Any Supplemental Indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 10.02.

         SECTION 10.02. Supplemental Indentures With Consent of Noteholders. With the consent (evidenced as provided in Section 8.01) of the holders of not less than 66 2/3% in aggregate principal amount of the Notes of all series at the time outstanding affected by a Supplemental Indenture (voting as one class), the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or Supplemental Indenture (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any Supplemental Indenture or of modifying in any manner the rights of the holders of the Notes of each such series; provided, however, that no such Supplemental Indenture shall (i) extend the fixed maturity of any Notes, or reduce the principal amount thereof (and premium, if any) or reduce the rate or extend the time of payment of any interest thereon, without the consent of the holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the consent of the holders of which is required for any such Supplemental Indenture, or the percentage required for the consent of the holders pursuant to Section 6.13 to waive defaults, without the consent of the holders of each Note so affected.

         Upon the request of the Company, accompanied by a copy of a Board Resolution certified by the Secretary or an Assistant Secretary of the Company authorizing the execution of any such Supplemental Indenture, and upon the filing with the Trustee of evidence of the consent of noteholders as aforesaid, the Trustee shall join with the Company in the execution of such Supplemental Indenture unless such Supplemental Indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such Supplemental Indenture.

         It shall not be necessary for the consent of the noteholders under this Section to approve the particular form of any proposed Supplemental Indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Promptly after the execution by the Company and the Trustee of any Supplemental Indenture pursuant to the provisions of this Section, the Company shall give notice thereof in the manner provided in Section 1.02, setting forth in general terms the substance of such Supplemental Indenture to all noteholders of each series so affected. Any failure of the Company so to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplemental Indenture.

         SECTION 10.03. Compliance With Trust Indenture Act; Effect of Supplemental Indentures. Any Supplemental Indenture executed pursuant to the provisions of this Article Ten shall comply with the Trust Indenture Act. Upon the execution of any Supplemental Indenture pursuant to the provisions of this Article Ten, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such Supplemental Indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         The Trustee, subject to the provisions of Sections 7.01 and 7.02, shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel or a Company Order and Opinion of Counsel as conclusive evidence that any such Supplemental Indenture complies with the provisions of this Article Ten.

         SECTION 10.04. Notation on Notes. Notes of any series authenticated and delivered after the execution of any Supplemental Indenture pursuant to the provisions of this Article Ten may bear a notation in form approved by the Trustee as to any matter provided for in such Supplemental Indenture. New Notes of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any modification of this Indenture contained in any such Supplemental Indenture may be prepared by the Company, authenticated by the Trustee and delivered, without charge to the noteholders, in exchange for the Notes of such series then Outstanding.

                                 ARTICLE ELEVEN.
                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

         SECTION 11.01. Company May Consolidate, Etc., on Certain Terms. The Company covenants that it will not merge or consolidate with any other corporation or sell or convey all or substantially all of its assets to any person unless (i) either the Company shall be the continuing corporation, or the successor corporation (if other than the Company) shall be a corporation organized and existing under the laws of the United States of America or a state thereof and such corporation shall expressly assume the due and punctual payment of the principal of and interest on all the Notes, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company by Supplemental Indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation and (ii) the Company or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition.

         SECTION 11.02. Successor Corporation to be Substituted for Company. In case of any such consolidation, merger, sale or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Notes which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Notes which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Notes, so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes, if any, theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

         SECTION 11.03. Opinion of Counsel to be Given Trustee. The Trustee, subject to the provisions of Sections 7.01 and 7.02, shall receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, complies with the provisions of this Article Eleven and that all conditions precedent herein provided for relating to such transaction have been complied with.

                                 ARTICLE TWELVE.
           SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS.

         SECTION 12.01. Discharge of Indenture. If at any time (a) the Company shall have delivered to the Trustee for cancellation all Notes of any series theretofore authenticated (other than any Notes of such series appertaining thereto which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.08) or (b) all such Notes of such series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit or cause to be deposited with the Trustee as trust funds the entire amount (other than moneys repaid by the Trustee or any paying agent to the Company in accordance with Section 12.04) sufficient to pay at maturity or upon redemption all Notes of such series not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any) and interest, if any, due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company with respect to such series, then this Indenture shall cease to be of further effect with respect to the Notes of such series, and the Trustee, on demand of and at the cost and expense of the Company and subject to Section 1.02, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to the Notes of such series. The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Notes of such series. Notwithstanding the satisfaction and discharge of this Indenture with respect to the Notes of any series or of all series, the obligations of the Company to the Trustee under Section 7.06 shall survive.

         The Company will deliver to the Trustee an Officers' Certificate and an Opinion of Counsel which together shall state that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         SECTION 12.02. Deposited Moneys To Be Held In Trust By Trustee. All moneys deposited with the Trustee pursuant to Section 12.01 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Company if acting as its own Paying Agent), to the holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal (and premium, if any) and interest, if any.

         SECTION 12.03. Paying Agent to Repay Moneys Held. In connection with the satisfaction and discharge of this Indenture with respect to Notes of any series, all moneys with respect to such Notes then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Company, be repaid to it or paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

         SECTION 12.04. Return of Unclaimed Moneys. Any moneys deposited with or paid to the Trustee or any Paying Agent for the payment of the principal of or interest, if any, on any Note and not applied but remaining unclaimed for two years after the date upon which such principal (and premium, if any) or interest, if any, shall have become due and payable, shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Company by the Trustee or such Paying Agent on demand, and the holder of such Note shall thereafter look only to the Company for any payment which such holder may be entitled to collect and all liability of the Trustee or any Paying Agent with respect to such moneys shall thereupon cease.

         SECTION 12.05. Satisfaction, Discharge and Defeasance of Notes of Any Series. Unless, as specified pursuant to Section 2.01, provision is made that defeasance of the Notes of a series under this section shall not apply to the Notes of such series, this Section 12.05 shall be applicable to the Outstanding Notes of all series upon compliance with the conditions set forth below.

         At the Company's option, either (a) the Company shall be deemed to have paid and discharged the entire indebtedness on all the outstanding Notes of any such series and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness or (b) the Company shall cease to be under any obligation to comply with any term, provision, condition or covenant specified as contemplated by Section 2.01, when

         (1) either

                  (A) with respect to all outstanding Notes of such series, (i) the Company has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount (in such currency in which such outstanding Notes are then specified as payable at stated maturity) sufficient to pay and discharge the entire indebtedness of all outstanding Notes of such series for principal (and premium, if any) and interest, if any, to the stated maturity or any Redemption Date as contemplated by the last paragraph of this Section 12.05, as the case may be; or (ii) the Company has deposited or caused to be deposited with the Trustee as obligations in trust for the purpose such amount of direct noncallable obligations of, or noncallable obligations the payment of principal of and interest on which is fully guaranteed by, the United States of America, or to the payment of which obligations or guarantees the full faith and credit of the United States of America is pledged, maturing as to principal and interest in such amounts and at such times as will, together with the income to accrue thereon (but without reinvesting any proceeds thereof), be sufficient to pay and discharge the entire indebtedness on all outstanding Notes of such series for principal (and premium, if any) interest, if any, to the stated maturity or any Redemption Date as contemplated by the last paragraph of this Section 12.05, as the case may be; or

                  (B) the Company has properly fulfilled such other terms and conditions to the satisfaction and discharge as is specified, as contemplated by Section 2.01, as applicable to the Notes of such series, and

         (2) The Company has paid or caused to be paid all other sums payable with respect to the outstanding Notes of such series, and

         (3) The Company has delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the holders of the outstanding Notes of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amounts and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred, and

         (4) The Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all outstanding Notes of any such series have been complied with.

         Any deposits with the Trustee referred to in Section 12.05(1)(A) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. If any outstanding Notes of such series are to be redeemed prior to their stated maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement or otherwise, the applicable escrow trust agreement shall provide therefore and the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

                                ARTICLE THIRTEEN.
        IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS.

         SECTION 13.01. Indenture and Notes Solely Corporate Obligations. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Notes by the holders thereof and as part of the consideration for the issue of the Notes.

                                ARTICLE FOURTEEN.
                            MISCELLANEOUS PROVISIONS.

         SECTION 14.01. Benefits of Indenture Restricted to Parties and Holders. Nothing in this Indenture or in the Notes, expressed or implied, shall give or be construed to give to any person, other than the parties hereto and their successors and the holders of the Notes, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the holders of the Notes.

         SECTION 14.02. Provisions Binding on Company's Successors. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 14.03. Addresses for Notices, Etc. Subject to the provisions of
Section 4.01 with respect to demands for payment, any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Notes to or on the Company may be given or served by being deposited postage prepaid first class mail in a post office letter box addressed (until another address is filed by the Company with the Trustee), as follows: Bank of America Corporation, Bank of America Corporate Center, Corporate Treasury Division, NC1-007-23-01, 100 North Tryon Street, Charlotte, North Carolina 28255-0065, Fax: (704) 386-0270. Any notice, direction, request or demand by any noteholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the corporate trust office of the Trustee as set forth in
Section 4.04.

         SECTION 14.04. Evidence of Compliance With Conditions Precedent. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

         Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         SECTION 14.05. Legal Holidays. In any case where the date of maturity of any interest or premium on or principal of any Note or the date fixed for redemption of any Note shall not be a Business Day in the Place of Payment, then payment of any interest or premium on or principal of such Notes, need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

         SECTION 14.06. Trust Indenture Act to Control. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939 (an "incorporated provision"), such incorporated provision shall control.

         SECTION 14.07. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         SECTION 14.08. New York Contract. This Indenture and each Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State.

         SECTION 14.09. Severability of Provisions. Any prohibition, invalidity or unenforceability of any provision of this Indenture in any jurisdiction shall not invalidate or render unenforceable the remaining provisions hereto in such jurisdiction and shall not invalidate or render unenforceable such provisions in any other jurisdiction.

         The Trustee, by its execution of a counterpart of this Indenture, acknowledges and accepts its appointment as Trustee.

         IN WITNESS WHEREOF, THE BANK OF NEW YORK and BANK OF AMERICA CORPORATION have each caused this Indenture to be signed by a duly authorized officer, as of the day and year first above written.

                                            THE BANK OF NEW YORK


                                            By:   /s/ Derek Kettel
                                                  -----------------------------
                                            Title Agent
                                                  -----------------------------




                                            BANK OF AMERICA CORPORATION


                                            By:   /s/ Karen A. Gosnell
                                                  -----------------------------
                                                  Senior Vice President




                             Signature Page 1 of 1